EXHIBIT 99.C

BHINNEKA TUNGGAL IKA
REPUBLIK INDONESIA
UNDANG-UNDANG
NOMOR 17 TAHUN 2025
ANGGARAN PENDAPATAN DAN BELANJA NEGARA
BUKU I
TENTANG
TAHUN ANGGARAN 2026

BUKU I
UNDANG-UNDANG
NOMOR 17 TAHUN 2025
TENTANG
ANGGARAN PENDAPATAN DAN BELANJA NEGARA
TAHUN ANGGARAN 2026

SALINAN

PRESIDEN
REPUBLIK INDONESIA

UNDANG-UNDANG REPUBLIK INDONESIA
NOMOR 17 TAHUN 2025
TENTANG
ANGGARAN PENDAPATAN DAN BELANJA NEGARA
TAHUN ANGGARAN 2026

DENGAN RAHMAT TUHAN YANG MAHA ESA

PRESIDEN REPUBLIK INDONESIA,

Menimbang :

a. bahwa Anggaran Pendapatan dan Belanja Negara memegang peranan penting untuk menopang sendi-sendi kehidupan bernegara dan penyelenggaraan pemerintahan, sehingga harus dilaksanakan secara efisien, efektif, akuntabel, dan transparan guna mewujudkan kesejahteraan rakyat sesuai dengan cita-cita dan mandat yang tercantum dalam Undang-Undang Dasar Negara Republik Indonesia Tahun 1945;

b. bahwa untuk mewujudkan cita-cita dan mandat sebagaimana dimaksud dalam huruf a, dan seiring dengan meningkatnya tantangan baik yang berasal dari dalam negeri maupun faktor eksternal yang masih terus berlangsung, Anggaran Pendapatan dan Belanja Negara melalui pelaksanaan tiga fungsi utamanya yaitu alokasi, distribusi, dan stabilisasi bertujuan mewujudkan sekurang-kurangnya kebutuhan dasar masyarakat dan layanan dasar termasuk namun tidak terbatas pada bidang pendidikan, kesehatan, perlindungan sosial, ketahanan pangan, ketahanan energi, dan pertahanan semesta;

c. bahwa untuk mewujudkan Anggaran Pendapatan dan Belanja Negara yang memenuhi kebutuhan dasar masyarakat dan layanan dasar sebagaimana dimaksud dalam huruf b, Anggaran Pendapatan dan Belanja Negara tahun anggaran 2026 dirancang agar memberikan fleksibilitas bagi Pemerintah untuk melakukan pergeseran anggaran baik belanja Pemerintah Pusat maupun Transfer ke Daerah, dan pembiayaan investasi, untuk mendukung program prioritas Pemerintah yang ditujukan untuk pemenuhan kebutuhan masyarakat, dengan tetap menjaga tata kelola dan prinsip-prinsip pengelolaan keuangan negara yang baik;

d. bahwa . . .

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Mengingat
d. bahwa berdasarkan pertimbangan sebagaimana
dimaksud dalam huruf a sampai dengan huruf c, serta melaksanakan ketentuan Pasal 23 ayat (l) Undang-
Undang Dasar Negara Republik Indonesia Tahun 1945, perlu membentuk Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2026.
1. Pasal 5 ayat (1), Pasal 20, Pasal 23 ayat (l) dan ayat (2), Pasal 31 ayat (4), dan Pasal 33 ayat (1), ayat (21, ayat (3), dan ayat (4) Undang-Undang Dasar Negara
Republik Indonesia Tahun 1945;
2. Undang-Undang Nomor 17 Tahun 2003 tentang
Keuangan Negara (Lembaran Negara Republik Indonesia Tahun 2003 Nomor 47, Tambahan
kmbaran Negara Republik Indonesia Nomor 4286);
3. Undang-Undang Nomor 25 Tahun 2004 tentang Sistem
Perencanaan Pembangunan Nasional (kmbaran
Negara Republik Indonesia Tahun 2OO4 Nomor 104,
Tambahan Lembaran Negara Republik Indonesia
Nomor 4421);
4. Undang-Undang Nomor 17 Tahun 2O14 tentang
Majelis Permusyawaratan Rakyat, Dewan Perwakilan
Rat<yat, Dewan Perwakilan Daerah, dan Dewan
Perwakilan Rakyat Daerah (kmbaran Negara Republik
Indonesia Tahun 2OL4 Nomor L82, Tambahan
kmbaran Negara Republik Indonesia Nomor 5568) sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 13 Tahun 2019 tentang Perubahan Ketiga atas Undang-Undang Nomor
17 Tahun 2Ol4 tentang Majelis Permusyawaratan Rakyat, Dewan Perwakilan Ralqfat, Dewan Perwakilan
Daerah, dan Dewan Perwakilan Rakyat Daerah
(Lembaran Negara Republik Indonesia Tahun 2O19
Nomor 181, Tambahan Lembaran Negara Republik
Indonesia Nomor 6396);
5. Undang-Undang Nomor I Tahun 2022 tentang
Hubungan Keuangan antara Pemerintah Pusat dan
Pemerintahan Daerah (Lembaran Negara Republik
Indonesia Tahun 2022 Nomor 4, Tambahan kmbaran Negara Republik Indonesia Nomor 6757);
2 -
Dengan . .
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Dengan Persetujuan Bersama

DEWAN PERWAKILAN RAKYAT REPUBLIK INDONESIA

dan

PRESIDEN REPUBLIK INDONESIA

MEMUTUSKAN:

Menetapkan : UNDANG-UNDANG TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2026.

Pasal 1

Dalam Undang-Undang ini yang dimaksud dengan:

1. Anggaran Pendapatan dan Belanja Negara yang selanjutnya disingkat APBN adalah rencana keuangan tahunan pemerintahan negara yang disetujui oleh Dewan Perwakilan Rakyat.
2. Pendapatan Negara adalah hak Pemerintah Pusat yang diakui sebagai penambah kekayaan bersih yang terdiri atas Penerimaan Perpajakan, Penerimaan Negara Bukan Pajak, dan Penerimaan Hibah.
3. Penerimaan Perpajakan adalah semua penerimaan negara yang terdiri atas pendapatan pajak dalam negeri dan pendapatan pajak perdagangan internasional.
4. Pendapatan Pajak Dalam Negeri adalah semua penerimaan negara yang berasal dari pendapatan pajak penghasilan, pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah, pendapatan pajak bumi dan bangunan, pendapatan cukai, dan pendapatan pajak lainnya.
5. Pendapatan Pajak Perdagangan Internasional adalah semua penerimaan negara yang berasal dari pendapatan bea masuk dan pendapatan bea keluar.

6. Penerimaan . . .

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6. Penerimaan Negara Bukan Pajak yang selanjutnya disingkat PNBP adalah pungutan yang dibayar oleh orang pribadi atau badan dengan memperoleh manfaat langsung maupun tidak langsung atas layanan atau pemanfaatan sumber daya dan hak yang diperoleh Negara, berdasarkan peraturan perundang-undangan yang menjadi penerimaan Pemerintah Pusat di luar Penerimaan Perpajakan dan Hibah dan dikelola dalam mekanisme anggaran pendapatan dan belanja negara.
7. Penerimaan Hibah adalah semua penerimaan negara baik dalam bentuk devisa dan/atau devisa yang dirupiahkan, rupiah, jasa, dan/atau surat berharga yang diperoleh dari pemberi hibah yang tidak perlu dibayar kembali dan yang tidak mengikat, baik yang berasal dari dalam negeri maupun dari luar negeri.
8. Belanja Negara adalah kewajiban Pemerintah Pusat yang diakui sebagai pengurang nilai kekayaan bersih yang terdiri atas belanja Pemerintah Pusat dan Transfer ke Daerah.
9. Belanja Pemerintah Pusat Menurut Fungsi adalah belanja Pemerintah Pusat yang digunakan untuk menjalankan fungsi kepemerintahan yang dilaksanakan untuk mencapai tujuan pembangunan nasional sesuai dengan ketentuan peraturan perundang-undangan di bidang keuangan negara.
10. Belanja Pemerintah Pusat Menurut Organisasi adalah belanja Pemerintah Pusat yang dialokasikan kepada kementerian/lembaga dan bendahara umum negara.
11. Belanja Pemerintah Pusat Menurut Program adalah belanja Pemerintah Pusat yang dialokasikan untuk mencapai hasil (*outcome*) tertentu pada bagian anggaran kementerian/lembaga dan bagian anggaran bendahara umum negara.
12. Program Pengelolaan Subsidi adalah pemberian dukungan dalam bentuk pengalokasian anggaran kepada perusahaan negara, lembaga pemerintah, atau pihak ketiga berdasarkan peraturan perundang-undangan yang berlaku untuk menyediakan barang atau jasa yang bersifat strategis atau menguasai hajat hidup orang banyak, dan/atau disalurkan langsung kepada penerima manfaat, sesuai kemampuan keuangan negara.

13. Daerah . . .

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13. Daerah Otonom yang selanjutnya disebut Daerah adalah kesatuan masyarakat hukum yang mempunyai batas-batas wilayah yang berwenang mengatur dan mengurus Urusan Pemerintahan dan kepentingan masyarakat setempat menurut prakarsa sendiri berdasarkan aspirasi masyarakat dalam sistem Negara Kesatuan Republik Indonesia.
14. Urusan Pemerintahan adalah kekuasaan pemerintahan yang menjadi kewenangan Presiden yang pelaksanaannya dilakukan oleh kementerian dan penyelenggara Pemerintahan Daerah untuk melindungi, melayani, memberdayakan, dan menyejahterakan masyarakat.
15. Transfer ke Daerah yang selanjutnya disingkat TKD adalah dana yang bersumber dari APBN dan merupakan bagian dari Belanja Negara yang dialokasikan dan disalurkan kepada Daerah untuk dikelola oleh Daerah dalam rangka mendanai penyelenggaraan urusan pemerintahan yang menjadi kewenangan Daerah.
16. Dana Bagi Hasil yang selanjutnya disingkat DBH adalah bagian dari TKD yang dialokasikan berdasarkan persentase atas pendapatan tertentu dalam APBN dan kinerja tertentu, yang dibagikan kepada Daerah penghasil dengan tujuan untuk mengurangi ketimpangan fiskal antara Pemerintah dan Daerah, serta kepada Daerah lain nonpenghasil dalam rangka menanggulangi eksternalitas negatif dan/atau meningkatkan pemerataan dalam satu wilayah.
17. Dana Alokasi Umum yang selanjutnya disingkat DAU adalah bagian dari TKD yang dialokasikan dengan tujuan mengurangi ketimpangan kemampuan keuangan dan layanan publik antardaerah.
18. Dana Alokasi Khusus yang selanjutnya disingkat DAK adalah bagian dari TKD yang dialokasikan dengan tujuan untuk mendanai program, kegiatan, dan/atau kebijakan tertentu yang menjadi prioritas nasional dan membantu operasionalisasi layanan publik, yang penggunaannya telah ditentukan oleh Pemerintah.

19. Dana . . .

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19. Dana Otonomi Khusus adalah bagian dari TKD yang dialokasikan kepada Daerah tertentu untuk mendanai pelaksanaan otonomi khusus sebagaimana ditetapkan dalam Undang-Undang mengenai otonomi khusus.

20. Dana Tambahan Infrastruktur dalam rangka Otonomi Khusus bagi provinsi-provinsi di wilayah Papua yang selanjutnya disingkat DTI adalah dana tambahan dalam rangka pelaksanaan Otonomi Khusus yang besarannya ditetapkan antara Pemerintah dan Dewan Perwakilan Rakyat yang diberikan berdasarkan usulan provinsi pada setiap tahun anggaran yang ditujukan untuk pendanaan pembangunan infrastruktur perhubungan, energi listrik, air bersih, telekomunikasi, dan sanitasi lingkungan.

21. Dana Keistimewaan Daerah Istimewa Yogyakarta yang selanjutnya disebut Dana Keistimewaan adalah bagian dari TKD yang dialokasikan untuk mendukung urusan keistimewaan Daerah Istimewa Yogyakarta, sebagaimana ditetapkan dalam Undang-Undang mengenai keistimewaan Yogyakarta.

22. Dana Desa adalah bagian dari TKD yang diperuntukkan bagi desa dengan tujuan untuk mendukung pendanaan penyelenggaraan pemerintahan, pelaksanaan pembangunan, pemberdayaan masyarakat, dan kemasyarakatan.

23. Dana Insentif Fiskal adalah dana yang bersumber dari APBN yang diberikan kepada Daerah atas pencapaian kinerja berdasarkan kriteria tertentu berupa perbaikan dan/atau pencapaian kinerja pemerintah daerah dapat berupa pengelolaan keuangan Daerah, pelayanan umum pemerintahan, dan pelayanan dasar yang mendukung kebijakan strategis nasional dan/atau pelaksanaan kebijakan fiskal nasional.

24. Pembiayaan Anggaran adalah setiap penerimaan yang perlu dibayar kembali, penerimaan kembali atas pengeluaran pembiayaan tahun-tahun anggaran sebelumnya, pengeluaran kembali atas penerimaan pembiayaan tahun-tahun anggaran sebelumnya, penggunaan saldo anggaran lebih, dan/atau pengeluaran yang akan diterima kembali, baik pada tahun anggaran yang bersangkutan maupun tahun-tahun anggaran berikutnya.

25. Saldo . . .

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25. Saldo Anggaran Lebih yang selanjutnya disingkat SAL adalah akumulasi neto dari sisa lebih pembiayaan anggaran dan sisa kurang pembiayaan anggaran tahun-tahun anggaran yang lalu dan tahun anggaran yang bersangkutan setelah ditutup, ditambah/dikurangi dengan koreksi pembukuan.

26. Surat Berharga Negara yang selanjutnya disingkat SBN meliputi surat utang negara dan Surat Berharga Syariah Negara.

27. Surat Berharga Syariah Negara yang selanjutnya disingkat SBSN atau dapat disebut sukuk negara adalah SBN yang diterbitkan berdasarkan prinsip syariah, sebagai bukti atas bagian penyertaan terhadap aset SBSN, baik dalam mata uang rupiah maupun valuta asing.

28. Barang Milik Negara yang selanjutnya disingkat BMN adalah semua barang yang dibeli atau diperoleh atas beban APBN atau berasal dari perolehan lainnya yang sah.

29. Penyertaan Modal Negara yang selanjutnya disingkat PMN adalah pemisahan kekayaan negara dari APBN untuk dijadikan sebagai modal perusahaan negara dan/atau perseroan terbatas lainnya serta lembaga/badan lainnya, yang pengelolaannya dilakukan secara korporasi.

30. Investasi Pemerintah adalah penempatan sejumlah dana dan/atau aset keuangan dalam jangka panjang untuk investasi dalam bentuk saham, surat utang, dan/atau investasi langsung guna memperoleh manfaat ekonomi, dan/atau sosial, dan/atau manfaat lainnya bagi sebesar-besarnya kemakmuran rakyat.

31. Pinjaman Dalam Negeri adalah setiap pinjaman oleh Pemerintah yang diperoleh dari pemberi pinjaman dalam negeri yang harus dibayar kembali dengan persyaratan tertentu, sesuai dengan masa berlakunya.

32. Kewajiban . . .

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32. Kewajiban Penjaminan adalah kewajiban yang menjadi beban Pemerintah akibat pemberian jaminan kepada kementerian/lembaga, pemerintah daerah, badan usaha milik negara, badan usaha milik daerah, dan pelaku usaha dalam program pemulihan ekonomi nasional, dalam hal kementerian/lembaga, pemerintah daerah, badan usaha milik negara, badan usaha milik daerah, dan pelaku usaha dalam program pemulihan ekonomi nasional, dimaksud tidak dapat memenuhi kewajibannya kepada kreditur dan/atau badan usaha sesuai perjanjian pinjaman atau perjanjian kerja sama.

33. Pinjaman Tunai adalah pinjaman luar negeri dalam bentuk devisa dan/atau rupiah yang digunakan untuk pembiayaan defisit APBN dan pengelolaan portofolio utang.

34. Pemberian Pinjaman adalah pinjaman Pemerintah Pusat kepada pemerintah daerah, badan usaha milik negara, lembaga, dan/atau badan lainnya yang harus dibayar kembali dengan ketentuan dan persyaratan tertentu.

35. Anggaran Pendidikan adalah alokasi anggaran pendidikan termasuk sumber daya keuangan yang disediakan melalui Kementerian/Lembaga, nonKementerian/Lembaga, TKD, dan pengeluaran pembiayaan, untuk menyelenggarakan dan mengelola pendidikan dan pelatihan yang menjadi tanggung jawab Pemerintah, termasuk gaji pendidik.

36. Persentase Anggaran Pendidikan adalah perbandingan alokasi anggaran pendidikan terhadap total anggaran belanja negara pada saat Undang-Undang mengenai APBN ditetapkan.

37. Tahun Anggaran 2026 adalah masa 1 (satu) tahun terhitung mulai dari tanggal 1 Januari 2026 sampai dengan tanggal 31 Desember 2026.

38. Pemerintah Pusat adalah Presiden Republik Indonesia yang memegang kekuasaan pemerintahan Negara Republik Indonesia yang dibantu oleh Wakil Presiden dan Menteri sebagaimana dimaksud dalam Undang-Undang Dasar Negara Republik Indonesia Tahun 1945.

39. Badan . . .

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39. Badan Layanan Umum adalah instansi di lingkungan
Pemerintah yang dibentuk untuk memberikan pelayanan kepada masyarakat berupa penyediaan barang dan/ atau jasa yang ddual, tanpa
mengutamakan mencari keuntungan, dan dalam melakukan kegiatannya didasarkan pada prinsip efisiensi dan produktivitas.
40. Kementerian negara yar,g selanjutnya disebut
Kementerian adalah perangkat Pemerintah yang membidangi urusan tertentu dalam pemerintahan.
41. kmbaga adalah organisasi non-Kementerian Negara dan instansi lain pengguna anggaran yang dibentuk untuk melaksanakan tugas tertentu berdasarkan
Undang-Undang Dasar Negara Republik Indonesia
Tahun 1945 atau peraturan perundang-undangan lainnya.
42. Menteri Keuangan adalah menteri yang
menyelenggarakan urusan pemerintahan di bidang keuangan.
Pasal 2
APBN terdiri atas anggaran Pendapatan Negara’ anggaran
Belanja Negara, dan Pembiayaan Anggaran.
Pasal 3
Anggaran Pendapatan Negara Tahun Anggaran 2026 direncanakan sebesar Rp3. 1 53.580.466.863’000,00 (tiga kuadriliun seratus lima puluh tiga triliun lima ratus
delapan puluh miliar empat ratus enam puluh enam juta
delapan ratus enam puluh tiga ribu rupiah), yang diperoleh dari sumber: a. PenerimaaaPerpajakan; b. PNBP; dan c. Penerimaan Hibah,
Pasal 4
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Pasal 4
(1) Penerimaan Perpajakan sebagaimana dimaksud dalam
Pasal 3 huruf a direncanakan sebesar
Rp2.693.7 L4.25O.O00’00O,OO (dua kuadriliun enam
ratus sembilan puluh tiga triliun tujuh ratus empat belas miliar dua ratus lima puluh juta rupiah)’ terdiri atas: a. Pendapatan Pajak Dalam Negeri; dan b. PendapatanPajakPerdaganganlnternasional.
(21 Pendapatan Pajak Dalam Negeri sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar
Rp2.6O1.247.989.783.000,00 (dua kuadriliun enam ratus satu triliun dua ratus empat puluh tujuh miliar sembilan ratus delapan puluh sembilan juta tujuh ratus delapan puluh tiga ribu rupiah), terdiri atas: a. pendapatan pajak Penghasilan; b. pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah; c. pendapatan pajak bumi dan bangu.nan; d. pendapatan cukai; dan e. pendapatan Pajak lainnYa.
(3) Pendapatan pajak penghasilan sebagaimana dimaksud
pada ayat l2l huruf a direncanakan sebesar
Rp1.209.363.362.92O.000,00 (satu kuadriliun dua
ratus sembilan triliun tiga raftrs enam puluh tiga miliar tiga ratus enam puluh dua juta sembilan ratus dua puluh ribu rupiah) yang di dalamnya termasuk pajak penghasilan ditanggung Pemerintah atas:
a. komoditas panas bumi sebesar
Rp3.645.OO4.553.OOO,0O (tiga triliun enam ratus empat puluh lima miliar empat juta lima ratus lima puluh tiga ribu rupiah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan; dan
b. bunga. . .
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b. bunga, imbal hasil, dan penghasilan pihak ketiga atas jasa yang diberikan kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundang-
undangan dalam rangka penerbitan dan/ atau pembelian kembali SBN di pasar internasional, tetapi tidak termasuk jasa konsultan hukum lokal, sebesar Rp7.O04.887.592.OO0’OO (tujuh triliun empat miliar delapan ratus delapan puluh tujuh juta lima ratus sembilan puluh dua ribu rupiah) yang pelaksanaannya diatur dengan
Peraturan Menteri Keuangan.
(4) Pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah sebagaimana dimaksud pada ayat (2) huruf b direncanakan sebesar
Rp995.277 .4O4. 8O3.O0O,OO (sembilan ratus sembilan puluh lima triliun dua ratus tujuh puluh tujuh miliar empat ratus empat juta delapan ratus tiga ribu rupiah).
(s) Pendapatan pajak bumi dan bangunan sebagaimana dimaksud pada ayat (2) huruf c direncanakan sebesar
Rp26. 13S.114.575.000,00 (dua puluh enam triliun
seratus tiga puluh delapan miliar seratus empat belas juta lima ratus tujuh puluh lima ribu rupiah).
(6) Pendapatan cukai sebagaimana dimaksud pada ayat (21 huruf d berasal dari pengenaan atas barang kena cukai yang meliputi: a. hasil tembakau; b. minuman yang mengandung etil alkohol; c. etil alkohol atau etanol; dan d. minuman berpemanis dalam kemasan, yang jumlah besarannya direncanakan sebesar
Rp243.533.739.783.0OO,O0 (dua ratus empat puluh tiga triliun lima ratus tiga puluh tiga miliar tujuh ratus tiga puluh sembilan juta tujuh ratus delapan puluh tiga ribu rupiah).
(71 Pendapatan pajak lainnya sebagaimana dimaksud pada ayat (21 huruf e direncanakan sebesar
Rp 1 26.935.367 .7 O2.OOO,OO (seratus dua puluh enam triliun sembilan ratus tiga puluh lima miliar tiga ratus enam puluh tujuh juta tujuh ratus dua ribu rupiah).
(8) PendaPatan
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(8) Pendapatan Pajak Perdagangan Internasional sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp92.466.26O.217.000,OO
(sembilan puluh dua triliun empat ratus enam puluh enam miliar dua ratus enam puluh juta dua ratus tujuh belas ribu rupiah), terdiri atas: a. pendapatan bea masuk; dan b. pendapatan bea keluar.
(9) Pendapatan bea masuk sebagaimana dimaksud pada
ayat (8) huruf a direncanakan sebesar
Rp49.9O1.699.242.OOO,OO (empat puluh sembilan triliun sembilan ratus satu miliar enam ratus sembilan puluh sembilan juta dua ratus empat puluh dua ribu rupiah).
(1O) Pendapatan bea keluar sebagaimana dimaksud pada
ayat (8) hunrf b direncanakan sebesar
Rp42.564.560.975.000,OO (empat puluh dua triliun lima ratus juta enam puluh empat miliar lima ratus enam puluh sembilan ratus tqiuh puluh lima ribu rupiah).
(11) Ketentuan lebih lanjut mengenai rincian Penerimaan
Perpajakan Tahun Anggaran 2026 sebagaimana dimaksud pada ayat (2) dan ayat (8) diatur dalam
Peraturan Presiden.
Pasal 5
(1) PNBP sebagaimana dimaksud dalam Pasal 3 huruf b
direncanakan sebesar Rp459.199.942.626.OOO,OO
(empat ratus lima puluh sembilan triliun seratus
sembilan puluh sembilan miliar sembilan ratus empat
puluh dua juta enam ratus dua puluh enam ribu
rupiah), terdiri atas:
_ a. pendaPatan sumber daYa alam; b. pendapatan dari kekayaan negara dipisahkan; c. pendapatan PNBP lainnYa; dan d. pendapatan Badan l,aYanan Umum.
(2) Pendapatan . . .
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(2t Pendapatan sumber daya alam sebagaimana dimaksud
pada ayat (1) huruf a direncanakan sebesar
Rp236.614.142.236.000,00 (dua ratus tiga puluh enam triliun enam ratus empat belas miliar seratus empat puluh dua juta dua ratus tiga puluh enam ribu rupiah), terdiri atas: a. pendapatan sumber daya alam minyak bumi dan gas bumi; dan b. pendapatan sumber daya alam nonminyak bumi dan gas bumi.
(3) Pendapatan dari kekayaan negara dipisahkan sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp i.8O0.000’OO0.0O0,00 (satu triliun delapan ratus miliar rupiah).
(4) Pendapatan PNBP lainnya sebagaimana dimaksud pada ayat (1) huruf c direncanakan sebesar
Rp122.a63.155.170.000,00 (seratus dua puluh dua triliun empat ratus enam puluh tiga miliar seratus lima puluh lima juta seratus tujuh puluh ribu rupiah).
(s) Pendapatan Badan Layanan Umum sebagaimana dimaksud pada ayat (1) huruf d direncanakan sebesar
Rp98.322.645.220.000,00 (sembilan puluh delapan triliun tiga ratus dua puluh dua miliar enam ratus empat puluh lima juta dua ratus dua puluh ribu rupiah).
(6) Ketentuan lebih lanjut mengenai rincian PNBP Tahun
Anggaran 2026 sebagaimana dimaksud pada ayat (21’ ayat (3), ayat (41, dan ayat (5) diatur dalam Peraturan
Presiden.
Pasal 6
Penerimaan Hibah sebagaimana dimaksud dalam Pasal 3 huruf c direncanakan sebesar Rp666-274.237.000,O0
(enam ratus enam puluh enam miliar dua ratus tujuh puluh empat juta dua ratus tiga puluh tujuh ribu rupiah).
Pasal 7
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Pasal 7
Anggaran Belanja Negara Tahun Anggaran 2026
direncanakan sebesar Rp3.842.728.369.47 |.OOO,O0 (tiga
kuadriliun delapan ratus empat puluh dua triliun tujuh ratus dua puluh delapan miliar tiga ratus enam puluh sembilan juta empat ratus tujuh puluh satu ribu rupiah), terdiri atas: a. anggaran belanja Pemerintah Pusat; dan b. anggaran TKD.
Pasal 8
(1) Anggaran belanja Pemerintah Pusat sebagaimana dimaksud dalam Pasal 7 huruf a direncanakan sebesar
Rp3. 1 49.733. 390. 760. 0OO,0O (tiga kuadriliun seratus
empat puluh sembilan triliun tujuh ratus tiga puluh tiga miliar tiga ratus sembilan puluh juta tujuh ratus enam puluh ribu rupiah). t2t Anggaran belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dikelompokkan atas: a. Belanja Pemerintah Pusat Menurut Fungsi; b. Belanja Pemerintah Pusat Menurut Organisasi; dan c. Belanja Pemerintah Pusat Menurut Program.
(3) Pelaksanaan belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dan ayat (21 berorientasi pada keluaran (output) dan hasil (outcome), untuk meningkatkan kesejahteraan rakyat.
(4) Pelaksanaan belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dan ayat (21 memprioritaskan dan memperkuat penggu.naan barang produksi dalam negeri dan mengandung tingkat komponen dalam negeri sesuai dengan ketentuan peraturan perundang-undangan.
(s) Rincian anggaran Belanja Pemerintah Pusat
Menurut Organisasi, Fungsi, dan Program
sebagaimana dimaksud pada ayat (2) tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini sesuai dengan nota keuangan dan apabila ada perubahan diatur dengan Peraturan
Presiden’
Pasar9...
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Pasal 9
(1) Anggaran TKD sebagaimana dimaksud dalam
Pasal 7 huruf b direncanakan sebesar
Rp692.994.978.711.0OO,0O (enam ratus sembilan prluh dua triliun sembilan ratus sembilan puluh empat miliar sembilan ratus tqjuh puluh delapan juta tqjuh ratus sebelas ribu ruPiah). l2l TKD sebagaimana dimaksud pada ayat (1) terdiri atas: a. DBH; b. DAU; c. DAK; d. Dana Otonomi Khusus; e. Dana Keistimewaan; dan f. Dana Desa.
(3) Anggaran TKD sebagaimana dimaksud pada ayat (1) termasuk alokasi untuk Dana Insentif Fiskal.
(4) Ketentuan lebih lanjut mengenai rincian anggaran TKD sebagaimana dimaksud pada ayat (1) diatur dalam
Peraturan Presiden.
Pasal 10
(1) DBH sebagaimana dimaksud dalam Pasal 9 aYat (21 huruf a direncanakan sebesar
Rp58. 5 I 5.OOO.OOO.OOO,OO (lima puluh delapan triliun lima ratus lima belas miliar rupiah), yang terdiri atas: a. DBH Pajak; b. DBH sumber daYa alam; c. DBH lainnya berupa DBH perkebunan sawit; dan d. kurang bayar DBH.
(21 DBH pajak sebagaimana dimaksud pada ayat (1) huruf a terdiri atas: a. pajak penghasilan; b. pajak bumi dan bangunan; dan c. cukai hasil tembakau.
(3)DBH . , .
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(3) DBH sumber daya alam sebagaimana dimaksud pada ayat (1) huruf b terdiri atas: a. kehutanan; b. mineral dan batubara; c. minyak bumi dan gas bumi; d. panas bumi; dan e. perikanan.
(4) DBH pajak bumi dan bangunan sebagaimana
dimaksud pada ayat (2) huruf b dapat
memperhitungkan biaya operasional yang diatur dengan Peraturan Menteri Keuangan.
(s) Alokasi DBH ditetapkan berdasarkan realisasi
penerimaan negara tahun anggar an 2025 dan sesuai dengan ketentuan peraturan perundang-undangan dengan memperhatikan kemampuan keuangan
negara.
(6) Alokasi DBH sebagaimana dimaksud pada ayat (5) terdiri atas alokasi formula dan alokasi kinerja.
17t Dalam rangka penyelesaian kurang bayar DBH’
Menteri Keuangan dapat menetapkan alokasi kurang bayar DBH sampai dengan tahun anggaran 2025 dan/ atau dapat menggunakan alokasi DBH tahun anggaran berjalan.
(8) DBH sumber daya alam kehutanan sebagaimana dimaksud pada ayat (3) hurufa, khusus dana reboisasi digunakan untuk membiayai kegiatan, terdiri atas: a. rehabilitasi di luar kawasan sesuai kewenangan provinsi; b. rehabilitasi hutan dan lahan sesuai kewenangan provinsi; c. pembangunan dan pengelolaan hasil hutan kayu, hasil hutan bukan kayu dan/atau jasa
lingkungan dalam kawasan; d. pemberdayaan masyarakat dan perhutanan sosial; e. operasionalisasi kesatuan pengelolaan hutan; f. pengendaliaa kebakaran hutan dan lahan; g. perlindungan . . ‘
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g. perlindungan dan pengamanan hutan;

h. pengembangan perbenihan tanaman hutan;

i. penyuluhan kehutanan; dan/atau

j. kegiatan strategis lainnya yang ditetapkan oleh Pemerintah.

(9) Penggunaan DBH cukai hasil tembakau sebagaimana dimaksud pada ayat (2) huruf c, DBH sumber daya alam minyak bumi dan gas bumi sebagaimana dimaksud pada ayat (3) huruf c dan DBH sumber daya alam kehutanan sebagaimana dimaksud pada ayat (3) huruf a, diatur sebagai berikut:

a. Penerimaan DBH cukai hasil tembakau, baik bagian provinsi maupun bagian kabupaten/kota dialokasikan untuk mendanai program sebagaimana diatur dalam ketentuan peraturan perundang-undangan mengenai cukai, dengan prioritas bidang kesehatan untuk mendukung program jaminan kesehatan nasional terutama peningkatan kuantitas dan kualitas layanan kesehatan;

b. Penerimaan DBH sumber daya alam minyak bumi dan gas bumi, baik bagian provinsi maupun bagian kabupaten/kota digunakan sesuai kebutuhan dan prioritas Daerah, kecuali tambahan DBH minyak bumi dan gas bumi untuk provinsi Papua Barat, provinsi Papua Barat Daya, dan provinsi Aceh digunakan sesuai dengan ketentuan peraturan perundang-undangan; dan

c. Sisa DBH sumber daya alam kehutanan dari dana reboisasi kabupaten/kota, yang disalurkan sebelum tahun 2017 yang masih terdapat di kas daerah dapat digunakan oleh organisasi perangkat daerah yang ditunjuk oleh bupati/wali kota untuk:

   1. pembangunan dan pengelolaan taman hutan raya;

   2. pencegahan dan penanggulangan kebakaran hutan dan lahan;

   3. penanganan pasca kebakaran hutan dan lahan di taman hutan raya;

4. penanaman . . .

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4. penanaman daerah aliran sungai kritis, penanaman pada kawasan perlindungan setempat, dan Pembuatan bangunan
konservasi tanah dan air;
5. pembangunan dan pengelolaan ruang terbuka hijau;
6. penYuluhan lingkungan hiduP;
7. konservasi sumber daya alam hayati dan ekosistemnYa;
8. pengelolaan keanekaragaman hayati; dan/atau 9, kegiatan strategis lainnya yang ditetapkan oleh Pemerintah.
(10) Dalam hal realisasi penerimaan negara yang dibagihasilkan melebihi pagu penerimaan yang dianggarkan dalam tahun 2026, Pemetintah dapat menyalurkan DBH berdasarkan realisasi penerimaan tahun berjalan dan/atau menyelesaikan kurang bayar
DBH tahun-tahun sebelumnya sesuai dengan
kemampuan keuangan negara.
(11) Tata cara penyelesaian kurang bayar DBH
sebagaimana dimaksud pada ayat (7) dan ayat (10) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan
‘
(12) Ketentuan lebih lanjut mengenai pengelolaan dan/atau rincian alokasi DBH sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri
Keuangan.
Pasal 11
(1) DAU sebagaimana dimaksud dalam Pasal 9 ayar l2l
huruf b, direncanakan sebesar
Rp4O0.019.370.460.00O,00 (empat ratus triliun
sembilan belas miliar tiga ratus tujuh puluh juta empat ratus enam puluh ribu ruPiah). t2l Dalam hal terdapat kebijakan Pemerintah yang berpengaruh pada perhitungan DAU, terhadap DAU sebagaimana dimaksud pada ayat (1) dapat dilakukan penyesuaian.
(3) Penyesuaian . . .
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(3) Penyesuaian DAU sebagaimana dimaksud pada ayat (2) tidak mengubah pagu TKD lainnya dan/atau kewajiban yang timbul bagi Daerah.

(4) DAU untuk tiap-tiap Daerah dialokasikan berdasarkan celah fiskal.

(5) Alokasi DAU untuk setiap Daerah terdiri atas bagian DAU yang tidak ditentukan penggunaannya dan bagian DAU yang ditentukan penggunaannya.

(6) Sebagian alokasi DAU provinsi di wilayah Papua untuk bidang pendidikan dialihkan kepada kabupaten/kota di wilayahnya masing-masing sebagai tindak lanjut dari pengalihan kewenangan pengelolaan pendidikan menengah dari provinsi kepada kabupaten/kota sesuai dengan ketentuan peraturan perundang-undangan yang mengatur mengenai kewenangan dan kelembagaan pelaksanaan kebijakan otonomi khusus provinsi Papua.

Pasal 12

(1) DAK sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf c direncanakan sebesar Rp157.089.978.711.000,00 (seratus lima puluh tujuh triliun delapan puluh sembilan miliar sembilan ratus tujuh puluh delapan juta tujuh ratus sebelas ribu rupiah), terdiri atas:

a. DAK fisik;

b. DAK nonfisik; dan

c. Hibah kepada Daerah.

(2) Pengalokasian DAK fisik sebagaimana dimaksud pada ayat (1) huruf a ditetapkan berdasarkan usulan pemerintah daerah dan/atau aspirasi anggota Dewan Perwakilan Rakyat dalam memperjuangkan program pembangunan daerah dengan memperhatikan prioritas nasional, kemampuan keuangan negara, kapasitas fiskal daerah dan kinerja daerah, serta tata kelola keuangan negara yang baik.

(3) Pengelolaan DAK Fisik sebagaimana dimaksud pada ayat (1) huruf a dilaksanakan dengan mengimplementasikan kebijakan afirmatif.

(4) DAK . . .

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(4) DAK fisik sebagaimana dimaksud pada ayat (1) huruf
a direncanakan sebesar RpS.O0O.O0O.OOO’OO0’00 (lima
triliun rupiah).
(s) DAK nonfisik sebagaimana dimaksud pada ayat (1)
huruf b direncanakan sebesar
Rp149.343.290.901.0OO,00 (seratus empat puluh sembilan triliun tiga ratus empat putuh tiga miliar dua ratus sembilan puluh juta sembilan ratus satu ribu rupiah).
(6) Hibah kepada Daerah sebagaimana dimaksud pada
ayat (1) huruf c direncanakan sebesar
Rp2.746.687.810.000,00 (dua triliun tujuh ratus empat puluh enam miliar enam ratus delapan puluh tqiuh juta delapan ratus sepuluh ribu rupiah).
Pasal 13
(1) Dana Otonomi Khusus sebagaimana dimaksud dalam
Pasal 9 ayat (21 huruf d direncanakan sebesar
Rp14.OOO.629.540.OOO,OO (empat belas triliun enam ratus dua puluh sembilan juta lima ratus empat puluh ribu rupiah), terdiri atas: a. Atokasi Dana Otonomi Khusus untuk provinsi
Papua, provinsi Papua Barat, provinsi Papua
Pegunungan, provinsi Papua Tengah, provinsi Papua Selatan, dan provinsi Papua Barat Daya sebesar Rp9.0O0.435.835.00O,0O (sembilan triliun empat ratus tiga puluh lima juta delapan ratus tiga puluh lima ribu ruPiah); b. Alokasi Dana Otonomi Khusus provinsi Aceh sebesar Rp4.000.193.705.000,00 (empat triliun seratus sembilan puluh tiga juta tujuh ratus lima ribu rrpiah); dan c. DTI untuk provinsi Papua, provinsi Papua Barat, provinsi Papua Pegunungan, provinsi Papua
Tengah, provinsi Papua Selatan, dan provinsi
Papua Barat DaYa sebesar
Rp 1. 0OO.OO0.0OO.0OO,0O (satu triliun rupiah).
(2) Dalam . . ‘
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(2) Dalam hal pembagian alokasi Dana Otonomi Khusus sebagaimana dimaksud pada ayat (1) huruf a dan DTI sebagaimana dimaksud pada ayat (1) huruf c tidak dapat dilakukan sesuai dengan Undang-Undang mengenai Otonomi Khusus bagi provinsi Papua dan peraturan pelaksanaannya sebagai akibat ketidaktersediaan data, pembagian alokasi Dana Otonomi Khusus dan DTI tersebut dilakukan berdasarkan perhitungan rata-rata atas data yang digunakan untuk kabupaten/kota di lingkup wilayah provinsi di wilayah Papua.

(3) DTI sebagaimana dimaksud pada ayat (1) huruf c untuk provinsi Daerah baru diprioritaskan penggunaannya untuk pembangunan infrastruktur penunjang gedung perkantoran, meliputi infrastruktur jalan dan jembatan menuju lokasi perkantoran, infrastruktur instalasi listrik, infrastruktur jaringan air bersih, jaringan telekomunikasi, dan infrastruktur sanitasi lingkungan.

(4) Penggunaan Dana Otonomi Khusus diprioritaskan untuk mendukung program prioritas nasional, yang dapat berupa pendidikan, kesehatan, makan bergizi gratis, ketahanan pangan, infrastruktur, dan ketahanan energi.

(5) Pelaksanaan kegiatan yang didanai dari Dana Otonomi Khusus dapat melibatkan Kementerian/Lembaga sesuai ketentuan peraturan perundang-undangan.

(6) Dana Keistimewaan sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf e direncanakan sebesar Rp1.000.000.000.000,00 (satu triliun rupiah) yang digunakan untuk mendanai kewenangan keistimewaan Daerah Istimewa Yogyakarta serta dapat mendanai kegiatan prioritas nasional sesuai dengan ketentuan peraturan perundang-undangan.

(7) Ketentuan lebih lanjut mengenai pengelolaan Dana Otonomi Khusus sebagaimana dimaksud pada ayat (1) dan Dana Keistimewaan sebagaimana dimaksud pada ayat (6) diatur dalam Peraturan Menteri Keuangan.

Pasal 14 . . .

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Pasal 14
(1) Dana Desa sebagaimana dimaksud dalam
Pasal 9 ayat {21 huruf f direncanakan sebesar
Rp6O.570.0O0.000.0O0,OO (enam puluh triliun lima ratus tqjuh puluh miliar rupiah), yang terdiri atas: a. sebesar Rp59.57O.000.O00.00O,OO (lima puluh sembilan tritiun lima ratus tujuh puluh miliar
rupiah) pengalokasiannya dihitung pada tahun anggaran sebelum tahun anggaran berjalan berdasarkan formula; dan b. sebesar Rp1.OO0.OO0.0OO.OO0,OO (satu triliun rupiah) pengalokasiannya dihitung pada tahun anggaran berjalan sebagai insentif desa dan/ atau melaksanakan kebijakan Pemerintah Pusat.
(21 Dana Desa sebagaimana dimaksud pada ayat (1) huruf a dialokasikan kepada setiap desa dengan ketentuan: a. alokasi dasar sebesar 650/o (enam puluh lima persen) dibagi secara proporsional kepada setiap desa; b. a.lokasi afirmasi sebesar 1% (satu persen) dibagi secara proporsional kepada desa tertinggal dan desa sangat tertinggal yang memiliki jumlah penduduk miskin terbanyak, dan/ atau kepada desa yang memiliki risiko tinggi terhadap
perubahan iklim dan/ atau bencana; c. alokasi kinerja sebesar 4o/o (empat persen) dibagi kepada desa dengan kinerja terbaik; dan d. alokasi formula sebesar 30% (tiga puluh persen)
dihitung dengan memperhatikan jumlah
penduduk, angka kemiskinan, luas wilayah, dan tingkat kesulitan geografis.
(3) Berdasarkan hasil penghitungan alokasi Dana Desa setiap desa sebagaimana dimaksud pada ayat (2), Pemerintah menetapkan alokasi Dana Desa per kabupaten/kota.
(4) Dana . . .
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(4) Dana Desa diutamakan penggunaannya untuk mendukung pembangunan berkelanjutan: a. penangElnan kemiskinan ekstrem dengan penggunaan Dana Desa untuk bantuan langsung tunai desa dengan target keluarga penerima manfaat dapat menggunakan data Pemerintah sebagai acuan; b. penguatan desa berketahanan iklim dan tangguh bencana; c. peningkatan promosi dan penyediaan layanan dasar kesehatan skala desa;
d. program ketahanan pang€rn atau lumbung pangan, energi, dan lembaga ekonomi desa lainnya; e. dukungan implementasi koperasi desa merah putih; f. pembangunan dan pemeliharaan infrastruktur desa melalui program padat karya tunai desa; g. pembangunan infrastruktur digital dan teknologi di desa; dan/ atau h. program sektor prioritas lainnya di desa termasuk pengembangan potensi dan keunggulan desa.
(s) Dana Desa dapat digunakan untuk dana operasional pemerintah desa paling banyak 3% (tiga persen) dari pagu Dana Desa setiap desa.
(6) Ketentuan lebih lanjut mengenai pengelolaan Dana Desa dan penetapan rincian Dana Desa setiap desa berdasarkan hasil perhitungan sebagaimana
dimaksud pada ayat (2) diatur dengan Peraturan
Menteri Keuangan.
Pasal 15
(l) Dana Insentif Fiskal sebagaimana dimaksud dalam
Pasal 9 ayat (3) direncanakan sebesar
Rp1.80O.OOO.OO0.00O,0O (satu triliun delapan ratus miliar rupiah).
(2) Dana . ..
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(21 Dana Insentif Fiskal sebagaimana dimaksud pada ayat (l) dialokasikan berdasarkan penilaian kinerja pemerintah daerah.
(3) Dana Insentif Fiskal sebagaimana dimaksud pada ayat (1) dialokasikan per daerahnya pada tahun anggaran berjalan. l4l Ketentuan lebih lanjut mengenai pengelolaan Dana
Insentif Fiskal diatur dengan Peraturan Menteri
Keuangan.
Pasal 16
(1) Ketentuan mengenai penyaluran anggaran TKD diatur sebagai berikut:
a. dapat dilakukan dalam bentuk tunai dan
nontunai; b. bagi Daerah yang memiliki uang kas dan/atau simpanan di bank dalam jumlah tidak wajar, dapat dilakukan konversi penyaluran DBH dan/atau DAU dalam bentuk nontunai; c. dilakukan berdasarkan kinerja pelaksanaan; dan
d. dapat dilakukan penundaan, pemotongan,
dan/ atau penghentian, dalam hal Daerah tidak memenuhi anggaran yang diwajibkan dalam peraturan perundang-undangan atau menunggak membayar iuran yang diwajibkan dalam
peraturan perundang-undangan.
(21 Ketentuan mengenai pengelolaan TKD sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.
Pasal 17
(1) Program Pengelolaan Subsidi dalam
Tahun Anggaran 2026 direncanakan sebesar
Rp3 18.886.235.607.000,00 (tiga ratus delapan belas triliun delapan ratus delapan puluh enam miliar dua ratus tiga puluh lima juta enam ratus tujuh ribu
ruPiah)’
(2) Anggaran . ‘ .
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(21 Anggaran untuk Program Pengelolaan Subsidi seb-agaimana dimaksud pada ayat (1) dilaksanakan sesuii dengan ketentuan peraturan perundang-
undangan.
(3) Anggaran untuk Program Pengelolaan Subsidi seb-agaimana dimaksud pada ayat (1) dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran berjalan berdasarkan asumsi dasar ekonomi
*at.o, perubahan parameter, perubahan kebijakan, dan/ atau pembayaran kekurangan subsidi tahun-tahun sebelumnYa.
(4) Ketentuan lebih lanjut mengenai rincian Program
Pengelolaan Subsidi dalam Tahun Anggaran 2026 sebagaimana dimaksud pada ayat (1) diatur dalam
Peraturan Presiden.
Pasal 18
(1) Dalam hal perkiraan realisasi PNBP sumber daya alam yang dibagihasilkan melampaui target penerimaan dalam APBN yang diikuti dengan kebijakan peningkatan belanja subsidi energi dan/ atau
i<ompensasi, Pemerintah dapat memperhitungkan persentase tertentu atas peningkatan belanja subsidi inergi dan/ atau kompensasi terhadap kenaikan PNBP sumber daya alam yang dibagihasilkan.
(2t Ketentuan mengenai tata cara perhitungan persentase tertentu atas peningkatan belanja subsidi energi dan/ atau kompensasi terhadap kenaikan PNBP sumber daya alam yang dibagihasilkan sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.
Pasal 19
Dalam rangka efisiensi dan efektivitas anggaran
Kementerian/Lembaga, Pemerintah dapat memberikan penghargaan dan/ atau pengenaan sanksi berdasarkan: a. indikator kinerja anggaran; dan b. Pengelolaan . . .
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b. pengelolaan anggaran,

yang dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 20

(1) Perubahan anggaran Belanja Negara berupa:

a. perubahan anggaran belanja yang bersumber dari PNBP termasuk penggunaan saldo kas Badan Layanan Umum;

b. perubahan anggaran belanja yang bersumber dari perhitungan PNBP tahun anggaran sebelumnya yang belum digunakan pada otorita ibu kota nusantara dan/atau perhitungan sisa klaim asuransi BMN tahun anggaran sebelumnya;

c. perubahan anggaran belanja yang bersumber dari pinjaman termasuk pinjaman baru;

d. pergeseran anggaran antarprogram dalam 1 (satu) bagian anggaran untuk penanggulangan bencana;

e. perubahan anggaran belanja yang bersumber dari hibah termasuk hibah yang diterushibahkan;

f. perubahan anggaran belanja dalam rangka penanggulangan bencana;

g. perubahan anggaran cadangan kompensasi dalam program pengelolaan belanja lainnya;

h. pergeseran dari Bagian Anggaran 999.08 (bendahara umum negara pengelolaan belanja lainnya) ke bagian anggaran Kementerian/Lembaga atau sebaliknya dan/atau pergeseran antarsubbagian anggaran dalam Bagian Anggaran 999 (BA BUN);

i. pergeseran anggaran belanja yang dibiayai dari PNBP antarsatuan kerja dalam 1 (satu) program yang sama atau antarprogram dalam satu bagian anggaran;

j. perubahan anggaran belanja yang bersumber dari SBSN untuk pembiayaan kegiatan/proyek Kementerian/Lembaga;

k. pergeseran . . .

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k. pergeseran anggaran antarprogram dalam 1 (satu) bagian anggaran yang bersumber dari rupiah murni untuk memenuhi kebutuhan belanja operasional;

l. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk memenuhi kebutuhan pengeluaran yang tidak diperkenankan (*ineligible expenditure*) atas kegiatan yang dibiayai dari pinjaman dan/atau hibah luar negeri;

m. pergeseran anggaran antarprogram dalam rangka penyelesaian restrukturisasi Kementerian/Lembaga;

n. pergeseran anggaran antarprogram dalam unit eselon I yang sama; dan

o. perubahan anggaran belanja dalam rangka pembayaran tunggakan tahun sebelumnya/kewajiban Pemerintah,

ditetapkan oleh Pemerintah.

(2) Pemerintah dapat melakukan pinjaman baru sebagaimana dimaksud pada ayat (1) huruf c untuk penanggulangan bencana.

(3) Perubahan lebih lanjut Pembiayaan Anggaran berupa perubahan pagu Pemberian Pinjaman akibat dari lanjutan, percepatan penarikan Pemberian Pinjaman, dan pengesahan atas Pemberian Pinjaman yang telah *closing date,* ditetapkan oleh Pemerintah.

(4) Perubahan anggaran Belanja Negara berupa perubahan pagu untuk pengesahan belanja dan penerimaan pembiayaan dan/atau pendapatan hibah yang bersumber dari pinjaman/hibah termasuk pinjaman/hibah yang diterushibahkan yang telah *closing date,* ditetapkan oleh Pemerintah.

(5) Perubahan anggaran Belanja Negara berupa penambahan pagu karena luncuran Rupiah Murni Pendamping dalam Daftar Isian Pelaksanaan Anggaran Tahun 2025 yang tidak terserap untuk pembayaran uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri, ditetapkan oleh Pemerintah.

(6) Pencairan . . .

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(6) Pencairan Rupiah Murni Pendamping sebagaimana dimaksud pada ayat (5) dilaksanakan paling lambat tanggal 3l Mxet2O26.
Pelaksanaan perubahan anggaran sebagaimana t7t (1) oleh dimaksud pada ayat huruf h disampaikan
Pemerintah kepada Dewan Perwakilan Ralryat melalui alat kelengkapan DPR RI yang khusus menangani urusan di bidang anggaran untuk mendapatkan rekomendasi, kecuali perubahan anggaran tertentu.
(8) Perubahan sebagaimana dimaksud pada ayat (1)’ ayat l2l, ayat (3), ayat {41, dan ayat (5), dilaporkan
Pemerintah dalam APBN Perubahan Tahun Anggaran
2026 dan latau laporan keuangan Pemerintah Pusat tahun2026.
Pasal 2l
(1) Pemerintah dapat memberikan hibah kepada pemerintah asing/ lembaga asing dan menetapkan pemerintah asing/lembaga asing penerima untuk pencapaian kepentingan nasional Indonesia. l2l Pencapaian kePentingan nasional Indonesia sebagaimana dimaksud pada ayat (1) dilaksanakan dengan pemanfaatan barang/jasa dan/ atau penyedia barang/jasa dalam negeri
Indonesia.
(3) Anggaran pemberian hibah sebagaimana dimaksud pada ayat (1) dapat bersumber dari PNBP lembaga dana kerja sama pembangunan internasional.
(4) Pemerintah dapat memberikan hibah kepada
pemerintah daerah yang pelaksanaannya dilaporkan
Pemerintah dalam APBN Perubahan Tahun Anggaran 2026 danlatau Laporan Keuangan Pemerintah Pusat
Tahun 2026.
Pasal22 .. . .
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Pasal22
(1) Anggaran Pendidikan direncanakan sebesar
Rp769.086.869.324.000,00 (tujuh ratus enam puluh sembilan triliun delapan puluh enam miliar delapan ratus enam puluh sembilan juta tiga ratus dua puluh empat ribu rupiah).
(21 Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) sebesar 2O,Oo/o (dua puluh koma nol persen)
dari total anggaran Belanja Negara sebesar
Rp3.842.7 28.369. 47 I . 0OO, 0O (tiga kuadriliun delapan ratus empat puluh dua triliun tujuh ratus dua puluh delapan miliar tiga ratus enam puluh sembilan juta empat ratus tujuh putuh satu ribu rupiah).
(3) Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) termasuk untuk pendanaan operasional penyelenggaraan Pendidikan.
(4) Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) termasuk Investasi Pemerintah pada pos pembiayaan.
(s) Hasil kelolaan dari dana abadi sebagaimana dimaksud pada ayat (4) digunakan oleh kementerian/lembaga terkait sesuai peruntukannYa.
(6) Ketentuan lebih lanjut mengenai rincian Anggaran
Pendidikan dan penggunaan hasil kelolaan dana abadi diatur dalam Peraturan Presiden.
Pasal 23
(1) Jumlah anggaran Pendapatan Negara Tahun Anggaran
2026 sebagaimana jumlah dimaksud dalam Pasal 3, lebih kecil
dari pada anggaran Belanja Negara
sebagaimana dimaksud dalam Pasal 7 sehingga dalam
Tahun Anggaran 2026 tetdapat defisit anggaran sebesar Rp689.147.902.608.000,00 (enam ratus delapan puluh sembilan triliun seratus empat puluh tqiuh miliar sembilan ratus dua juta enam ratus delapan ribu rupiah) yang akan dibiayai dari
Pembiayaan Anggaran.
(2) PembiaYaan . . .
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(21 Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1) sebesar Rp689.147.902.608.000,00 (enam ratus delapan puluh sembilan triliun seratus empat puluh tqiuh miliar sembilan ratus dua juta enam ratus delapan ribu rupiah), terdiri atas:
a. pembiayaan utang sebesar
Rp832.208.898.829.000,0O (delapan ratus tiga
puluh dua triliun dua ratus delapan miliar
delapan ratus sembilan puluh delapan juta delapan ratus dua puluh sembilan ribu rupiah);
b. pembiayaan investasi sebesar negatif
Rp2O3. 056.843.566.000,00 (dua ratus tiga triliun
lima puluh enam miliar delapan ratus empat
puluh tiga juta lima ratus enam puluh enam ribu ruPiah);
c. Pemberian Pinjaman sebesar negatif
Rp4O4. I 52.655.000,00 (empat ratus empat miliar seratus lima puluh dua juta enam ratus lima puluh lima ribu ruPiah); dan
d. pembiayaan lainnYa sebesar
Rp6O.4O0.OOO.00O.O0O,O0 (enam puluh triliun empat ratus miliar ruPiah).
(3) Ketentuan mengenai alokasi Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1), tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.
(4) Ketentuan lebih lanjut mengenai rincian alokasi Pembiayaan Anggaran sebagaimana dimaksud pada ayat (3) diatur dalam Peraturan Presiden.
Pasal 24
(1) Dalam hal anggaran diperkirakan defisit melampaui target yang ditetapkan dalam APBN, Pemerintah dapat menggunakan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/ atau pemanfaatan saldo kas
Badan Layanan Umum sebagai tambahan
pembiayaan.
(2) Kewajiban . . .
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(2) Kewajiban yang timbul dari penggunaan dana SAL, penarikan Pinjaman T\rnai, penerbitan SBN, dan/ atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dibebankan pada anggaran negara.
(3) Penggunaan dana SAL, penarikan Pinjaman T\rnai, penirbitan SBN, dan/ atau pemanfaatan saldo kas
Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dilaporkan
Pemerintah dalam laporan keuangan Pemerintah
Pusat tahun 2026.
t4l Ketentuan lebih lanjut mengenai perkiraan defisit melampaui target serta penggu.naan dana SAL, penarikan Pinjaman T\rnai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tamUatran pembiayaan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.
Pasal 25
(1) Pemerintah dapat menggunakan program
Kementerian/Lembaga yang bersumber dari rupiah murni dan/ atau PNBP dalam alokasi anggaran belanja
Pemerintah Pusat dan/atau BMN untuk digunakan sebagai dasar penerbitan SBSN.
(21 Rincian atas program Kementerian/ kmbaga yang bersumber dari rupiah murni dan/ atau PNBP yang digunakan sebagai dasar penerbitan SBSN
sebagaimana dimaksud pada ayat (1) ditetapkan oleh
Menteri Keuangan setelah pengesahan Undang-
Undang mengenai APBN Tahun Anggaran 2026 darr penetapan Peraturan Presiden mengenai Rincian APBN
Tahun Anggaran2026.
(3) Ketentuan lebih lanjut mengenai penggunaan program
Kementerian/ t embaga dan/ atau BMN sebagai dasar penerbitan SBSN sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan’
Pasal 26. . ‘
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Pasal 26

(1) Pemerintah dapat menggunakan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek Kementerian/Lembaga yang tidak terserap pada Tahun Anggaran 2025 untuk membiayai pelaksanaan lanjutan kegiatan/proyek tersebut pada Tahun Anggaran 2026.

(2) Penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek Kementerian/Lembaga sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2026 dan/atau laporan keuangan Pemerintah Pusat tahun 2026.

(3) Ketentuan lebih lanjut mengenai penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek Kementerian/Lembaga sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 27

(1) Dalam hal terjadi krisis pasar SBN domestik, Pemerintah dengan persetujuan Dewan Perwakilan Rakyat diberikan kewenangan menggunakan SAL untuk melakukan stabilisasi pasar SBN domestik setelah memperhitungkan kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya.

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan rapat kerja badan anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 1x24 (satu kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Jumlah penggunaan SAL dalam rangka stabilisasi pasar SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2026 dan/atau laporan keuangan Pemerintah Pusat tahun 2026.

(4) Ketentuan . . .

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(4) Ketentuan lebih lanjut mengenai penggunaan SAL dalam rangka stabilisasi pasar SBN domestik sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 28

(1) Dalam hal perkiraan realisasi penerimaan negara tidak sesuai dengan target, adanya perkiraan pengeluaran yang belum tersedia anggarannya, pengeluaran melebihi pagu yang ditetapkan dalam APBN Tahun Anggaran 2026, kinerja anggaran telah tercapai, dan/atau untuk menjaga keberlanjutan fiskal, Pemerintah dapat melakukan:

a. penggunaan dana SAL;

b. penarikan Pinjaman Tunai;

c. penambahan penerbitan SBN;

d. pemanfaatan saldo kas Badan Layanan Umum; dan/atau

e. penyesuaian Belanja Negara setelah mendapat rekomendasi dari DPR.

(2) Penggunaan dana SAL sebagaimana dimaksud pada ayat (1) huruf a selain dalam rangka pengelolaan kas dan untuk menutup pelebaran defisit, dan penambahan penerbitan SBN sebagaimana dimaksud pada ayat (1) huruf c, dilaksanakan setelah mendapatkan persetujuan Dewan Perwakilan Rakyat.

(3) Pemerintah dapat melakukan pembelian kembali SBN untuk pengelolaan kas dengan tetap memerhatikan jumlah kebutuhan penerbitan SBN neto untuk memenuhi kebutuhan pembiayaan yang ditetapkan.

(4) Dalam hal terdapat instrumen pembiayaan dari utang yang lebih menguntungkan dan/atau ketidaktersediaan salah satu instrumen pembiayaan dari utang, Pemerintah dapat melakukan perubahan komposisi instrumen pembiayaan utang dalam rangka menjaga ketahanan ekonomi dan fiskal.

(5) Dalam . . .

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(5) Dalam hal diperlukan realokasi anggaran bunga utang sebagai dampak perubahan komposisi instrumen pembiayaan utang sebagaimana dimaksud pada ayat (4), Pemerintah dapat melakukan realokasi dari pembayaran bunga utang luar negeri ke pembayaran bunga utang dalam negeri atau sebaliknya.

(6) Untuk menurunkan biaya penerbitan SBN dan/atau memastikan ketersediaan pembiayaan melalui utang, Pemerintah dapat menerima jaminan penerbitan utang dari lembaga yang dapat menjalankan fungsi penjaminan, dan/atau menerima fasilitas dalam bentuk dukungan pembiayaan.

(7) Pelaksanaan ketentuan sebagaimana dimaksud pada ayat (1) sampai dengan ayat (6) dilaporkan dalam laporan keuangan Pemerintah Pusat tahun 2026.

Pasal 29

(1) Pemerintah dapat menempuh langkah kebijakan yang berkaitan dengan Pendapatan Negara, Belanja Negara, dan/atau Pembiayaan Anggaran untuk menghadapi ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan.

(2) Langkah kebijakan Pemerintah sebagaimana dimaksud pada ayat (1) dilaporkan dalam laporan keuangan Pemerintah Pusat tahun 2026.

Pasal 30

(1) Dalam rangka memenuhi pembiayaan APBN Tahun Anggaran 2026, Pemerintah dapat melakukan penerbitan SBN pada triwulan keempat Tahun 2025.

(2) Penerbitan SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2026 dan/atau laporan keuangan Pemerintah Pusat tahun 2026.

Pasal 31 . . .

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Pasal 31

(1) Dalam rangka pembayaran gaji, tunjangan, DAU, dan kewajiban Pemerintah lainnya bulan Januari 2026 yang dananya harus disediakan pada akhir Tahun Anggaran 2025, Pemerintah dapat melakukan pinjaman SAL dan/atau menggunakan dana dari hasil penerbitan SBN sebagaimana dimaksud dalam Pasal 30 ayat (1) pada akhir Tahun 2025.

(2) Dalam rangka mendukung kebijakan Pemerintah, menjaga keberlanjutan fiskal, dan mitigasi risiko pasar dan ketidakpastian, bendahara umum negara dapat mengelola dan mengoptimalisasi dana SAL melalui penempatan dana SAL selain di Bank Indonesia serta melakukan rekomposisi mata uang Rupiah dan valuta asing.

(3) Pengelolaan dana SAL sebagaimana dimaksud pada ayat (2) dapat dilakukan dalam bentuk pinjaman dana SAL yang diberikan kepada badan usaha milik negara/badan usaha milik daerah/pemerintah daerah atau badan hukum lainnya yang mendapatkan penugasan Pemerintah dalam rangka melaksanakan kebijakan nasional.

(4) Ketentuan lebih lanjut mengenai penggunaan pinjaman SAL sebagaimana dimaksud pada ayat (1), ayat (2), dan ayat (3) diatur dalam Peraturan Menteri Keuangan.

Pasal 32

(1) Investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional yang akan dilakukan dan/atau telah tercatat pada laporan keuangan Pemerintah Pusat sebagai investasi permanen, ditetapkan untuk dijadikan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional tersebut.

(2) Pemerintah . . .

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(2) Pemerintah dapat melakukan pembayaran investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional melebihi pagu yang ditetapkan dalam Tahun Anggaran 2026 yang diakibatkan oleh selisih kurs, yang selanjutnya dilaporkan dalam APBN Perubahan Tahun Anggaran 2026 dan/atau laporan keuangan Pemerintah Pusat tahun 2026.

(3) Pelaksanaan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional sebagaimana dimaksud pada ayat (1) ditetapkan dengan Peraturan Menteri Keuangan.

Pasal 33

(1) Saldo kas pada Badan Layanan Umum dan dana yang ditampung dalam rekening investasi bendahara umum negara dapat menjadi tambahan investasi pada sub bagian anggaran bendahara umum negara investasi Pemerintah (999.03).

(2) Ketentuan mengenai penambahan investasi sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 34

(1) Pemerintah mengalokasikan pembiayaan investasi kepada:
   a. Badan Layanan Umum lembaga manajemen aset negara dengan tujuan pembentukan dana jangka panjang dan/atau dana cadangan dalam rangka pengadaan tanah untuk kepentingan proyek strategis nasional dan pengelolaan aset Pemerintah lainnya;
   b. Badan Layanan Umum badan pengelola dana lingkungan hidup dengan tujuan pembentukan dana abadi, dana jangka panjang, dan/atau dana cadangan dalam rangka percepatan rehabilitasi mangrove, pengembangan kegiatan sektor pariwisata, dan/atau kegiatan penanggulangan bencana; dan

c. operator . . .

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c. operator Investasi Pemerintah sesuai dengan ketentuan peraturan perundang-undangan yang mengatur mengenai Investasi Pemerintah.
Tanah untuk kepentingan proyek strategis nasional t2l sebagaimana dimaksud pada ayat (l) huruf a dapat ditetapkan status penggunaannya pada
Kementerian/Lembaga dengan menggunakan
mekanisme pengesahan belanja modal.
(3) Kegiatan rehabilitasi mangrove, pengembangan kegiatan sektor pariwisata, dan/atau kegiatan penanggulangan bencana sebagaimana dimaksud pada ayat (1) huruf b ditetaPkan dan dicatat sebagai kegiatan Kementerian/ Lembaga dengan mekanisme pengesahan belanja atau mekanisme pembiayaan.
(41 Dalam hal anggaran pengesahan belanja Yang dilaksanakan oleh Kementerian/Lembaga sebagaimana dimaksud pada ayat (2) dan ayat (3) belum tersedia, dapat dilakukan penyesuaian belanja negara.
(s) Pelaksanaan pengesahan belanja sebagaimana
dimaksud pada ayat (2) dan ayat (3), serta penyesuaian
Belanja Negara sebagaimana dimaksud pada ayat (4)
dilaporkan Pemerintah dalam laporan keuangan
Pemerintah Pusat tahun berkenaan.
(6) Penerimaan kembali dari pinjaman pemerintah daerah dalam rangka pemulihan ekonomi nasional digunakan sebagai dana Investasi Pemerintah untuk pemberian pinjaman kepada Badan Layanan Umum, badan usaha, dan atau pemerintah daerah sesuai dengan
/
ketentuan peraturan perundang-undangan.
Investasi Pemerintah kepada operator Investasi
17) (1)
Pemerintah sebagaimana dimaksud pada ayat huruf c dapat dikenakan tingkat imbat hasil investasi lebih rendah dari tingkat bunga. yang ditetapkan oleh
Bank Indonesia.
Pasal 35. . .
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Pasal 35
(1) BMN yang dari awal pengadaannya direncanakan untuk disirtat<an menjadi tambahan modal badan usaha milik negara atau perseroan terbatas / badan hukum lainnya yang di dalamnya terdapat kepemilikan negara, ditetapkan menjadi PMN pada badan, usaha miiik negara atau perseroan terbatas / badan hukum lainnya yang di dalamnya terdapat kepemilikan negara tersebut.
12t Ketentuan mengenai tatz- cara penetaPan PMN untuk
BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal badan usaha milik negara atau perseroan terbatas / badan hukum lainnya yang di dalamnya terdapat kepemilikan negara sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan di bidang pengelolaan BMN’
(3) Pemerintah melakukan penambahan PMN yang berasal dari dana tunai dan piutang negara pada badan usaha milik negara llembaga lbadan hukum lainnya.
(4) Dalam rangka meningkatkan kapasitas usaha badan usaha milik negara dan badan hukum lainnya,
Pemerintah melakukan Penambahan PMN yang
berasal dari BMN melalui mekanisme
pemindahtanganan BMN sesuai dengan ketentuan peraturafl perundang-undangan.
(s) Dalam rangka pelaksanaan fungsi frskal, Menteri
Keuangan dapat mengusulkan PMN pada badan usaha
- yang milik negara tertentu dibentuk untuk
menjalankan fungsi dan tugas sebagai alat fiskal (.liscal tools) atau kendaraan misi khusus (special mi;ssion uehiclel kepada Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat untuk mendapatlan Persetujuan.
(6) PMN sebagaimana dimaksud pada ayat (3), ayat (4) dan ayat (5) sebagaimana tercantum dalam Lampiran I ylng merupakan bagian tidak terpisahkan dari
Undang-Undang ini.
Pasal 36. . ‘
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Pasal 36

(1) Pemerintah dalam mengurus kekayaan negara yang dipisahkan dan dikelola oleh badan usaha milik negara atau badan lainnya, akan meningkatkan dan mengoptimalkan manfaat ekonomi, sosial, memperkuat rantai produksi dalam negeri, meningkatkan daya saing, serta memperkuat penguasaan pasar dalam negeri.

(2) Pemerintah dalam menangani kekayaan negara yang dipisahkan dan dikelola oleh badan usaha milik negara, atau badan lainnya, agar menjaga aset yang bersumber dari cabang-cabang produksi yang penting dan menguasai hajat hidup orang banyak serta aset bumi, air, dan kekayaan di dalamnya, tetap dikuasai oleh negara sesuai dengan ketentuan peraturan perundang-undangan.

(3) Untuk mengoptimalkan pendapatan dari kekayaan negara yang dipisahkan, penyelesaian piutang pada badan usaha milik negara dilakukan:

a. sesuai dengan ketentuan peraturan perundang-undangan di bidang perseroan terbatas dan badan usaha milik negara;

b. memperhatikan prinsip tata kelola pemerintahan yang baik; dan

c. Pemerintah melakukan pengawasan penyelesaian piutang pada badan usaha milik negara tersebut.

Pasal 37

(1) Dalam rangka optimalisasi penerimaan negara, Menteri Keuangan berwenang melakukan pemeriksaan dan/atau audit penerimaan negara.

(2) Ketentuan lebih lanjut mengenai pemeriksaan dan/atau audit penerimaan negara sebagaimana dimaksud dalam ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 38 . . .

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Pasal 38

(1) Menteri Keuangan diberikan kewenangan untuk mengelola anggaran Kewajiban Penjaminan Pemerintah untuk pemberian dukungan yang dapat berupa:

a. dukungan penjaminan dalam rangka penyediaan infrastruktur nasional;

b. dukungan penjaminan dalam rangka kesinambungan program pemulihan ekonomi nasional;

c. penugasan penyediaan pembiayaan infrastruktur daerah kepada badan usaha milik negara;

d. pemberian jaminan Pemerintah dalam rangka penyelenggaraan cadangan pangan Pemerintah; dan/atau

e. dukungan terhadap pembayaran kewajiban pinjaman pemerintah daerah dalam rangka pelaksanaan kebijakan fiskal nasional yang telah melewati masa jatuh tempo.

(2) Dukungan penjaminan dalam rangka Penyediaan Infrastruktur Nasional sebagaimana dimaksud pada ayat (1) huruf a terdiri atas:

a. pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional;

b. pemberian jaminan Pemerintah untuk pelaksanaan pembangunan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha;

c. pemberian dan pelaksanaan jaminan Pemerintah atas pembiayaan infrastruktur melalui pinjaman langsung dari lembaga keuangan internasional kepada badan usaha milik negara; dan/atau

d. pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan, infrastruktur jalan tol, infrastruktur transportasi perkeretaapian, serta penyediaan air minum.

(3) Dukungan . . .

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(3) Dukungan penjaminan pada program pemulihan ekonomi nasional sebagaimana dimaksud pada ayat (1) huruf b terdiri atas: a. Penjaminan Pemerintah yang dilakukan secara langsung oleh Pemerintah dalam rangka pelaksanaan program pemulihan ekonomi nasional; dan/ atau b. Penjaminan Pemerintah melalui badan usaha penjaminan yang ditunjuk dalam rangka
pelaksanaan program pemulihan ekonomi
nasional.
(4) Anggaran Kewajiban Penjaminan Pemerintah
sebagaimana dimaksud pada ayat (1) huruf a, huruf b, dan huruf d, diakumutasikan ke dalam rekening dana cadangan penjaminan Pemerintah dan anggaran
Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf c diakumulasikan ke dalam rekening dana jaminan penugasan pembiayaan infrastruktur daerah yang dibuka di Bank Indonesia dan/ atau bank milik negara sesuai dengan peraturan perundang-undangan.
(s) Dana yang telah diakumulasikan dalam rekening
sebagaimana dimaksud pada ayat (4) digunakan untuk
pembayaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) pada tahun anggaran berjalan dan/ atau tahun anggaran
berikutnya.
(6) Dana dalam rekening dana cadangan penjaminan
Pemerintah sebagaimana dimaksud pada ayat (4)
digunakan untuk pembayaran Kewajiban Penjaminan
Pemerintah antarprogram pemberian penjaminan
sebagaimana dimaksud pada ayat (1) huruf d, ayat (21, dan ayat (3).
Dalam hal terjadi tagihan pembayaran Kewajiban
{7t
Penjaminan dan/ atau penggantian biaya yang timbul dari pelaksanaan Kewajiban Penjaminan untuk dukungan penjaminan program pemulihan ekonomi nasional yang bersumber dari dana cadangan
penjaminan Pemerintah sebagaimana dimaksud pada ayat (6), Pemerintah melakukan pembayaran melalui sub bagian anggaran bendahara umum negara transaksi khusus (999.99).
(8) Pembayaran . . .
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(S) Pembayaran melalui sub bagian anggaran bendahara umum negara transaksi khusus (999.99) sebagaimana dimaksud pada ayat (7), merupakan pengeluaran belanja transaksi khusus yang belum dialokasikan dan/ atau melebihi alokasi yang telah ditetapkan dalam
APBN dan/atau APBN Perubahan pada tahun
anggaran berjalan.
(9) Dana dalam rekening dana jaminan penugasan pembiayaan infrastmktur daerah sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran atas penugasan penjaminan sebagaimana dimaksud pada ayat (1) huruf c.
(10) Dana yang telah diakumulasikan ke dalam rekening sebagaimana dimaksud pada ayat (41, dapat ditempatkan ke dalam instrumen Investasi
Pemerintah.
(11) Penggunaan anggaran Kewajiban Penjaminan dan penggunaan dana cadangan penjaminan Pemerintah atau dana jaminan penugasan pembiayaan
infrastruktur daerah sebagaimana dimaksud pada ayat (2) sampai dengan ayat (10) dilaksanakan berdasarkan ketentuan peraturan perundang-
undangan.
Pasal 39
(1) Pembayaran bunga utang dan pengeluaran cicilan pokok utang dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran bedalan, yang selanjutnya dilaporkan Pemerintah dalam APBN
Perubahan Tahun Anggaran 2026 danlatau laporan keuangan Pemerintah Pusat tahun 2026.
(21 Pemerintah dapat melakukan transaksi lindung nilai dalam rangka mengendalikan risiko fluktuasi beban pembayaran kewajiban utang, dan/ atau melindungi posisi nilai utang, dari risiko yang timbul maupun yang diperkirakan akan timbul akibat adanya volatilitas faktor-faktor pasar keuangan.
(3) Pemenuhan kewajiban yang timbul dari transaksi lindung nilai sebagaimana dimaksud pada ayat l2l dibebankan pada anggaran pembayaran bunga utang dan/atau pengeluaran cicilan pokok utang.
(4) Kewajiban . . .
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(4) Kewajiban yang timbul sebagaimana dimaksud pada ayat (3) bukan merupakan kemgian keuangan negara.
(5) Ketentuan mengenai pelaksanaan transaksi lindung nilai sebagaimana dimaksud pada ayat (21 dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.
Pasal 4O
Pemerintah menyusun laporan: a. pelaksanaan APBN semester pertama Tahun Anggaran
2026; dan b. pertanggungiawaban atas pelaksanaan APBN Tahun Anggaran2026, sesuai dengan ketentuan peraturan perundang-undangan.
Pasal 41
(1) Dalam keadaan tertentu yang membutuhkan
penanganan secara cepat, Pemerintah dapat melakukan langkah antisipasi dengan persetujuan
Dewan Perwakilan Rakyat.
(21 Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di datam kesimpulan rapat kerja badan anggaran Dewan Perwakilan Rakyat dengan
Pemerintah, yang diberikan dalam waktu tidak lebih dali 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan
Perwakilan Rakyat.
(3) Dalam hal persetujuan Dewan Perwakilan Rakyat sebaga.imana dimaksud pada ayat (1) karena suatu dan lain hal belum dapat ditetapkan, Pemerintah dapat mengambil langkah antisipasi sebagaimana dimaksud pada ayat (1) sesuai dengan ketentuan peraturan perundang-undangan.
(41 Pemerintah melaporkan langkah kebijakan
sebagaimana dimaksud pada ayat (1) dalam laporan keuangan Pemerintah Pusat tahun 2026.
PasaJ42
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Pasal 42

(1) Pemerintah dapat melakukan penyesuaian APBN Tahun Anggaran 2026 dengan perkembangan dan/atau perubahan keadaan, untuk dibahas bersama Dewan Perwakilan Rakyat dengan Pemerintah dalam rangka penyusunan perkiraan perubahan atas APBN Tahun Anggaran 2026, jika terjadi:
   a. perkembangan indikator ekonomi makro yang tidak sesuai dengan asumsi yang digunakan sebagai acuan dalam APBN Tahun Anggaran 2026;
   b. perubahan pokok-pokok kebijakan fiskal;
   c. keadaan yang menyebabkan harus dilakukan pergeseran anggaran antarunit organisasi dan/atau antarprogram; dan/atau
   d. keadaan yang menyebabkan SAL tahun sebelumnya harus digunakan untuk pembiayaan anggaran tahun berjalan.

(2) Perkembangan indikator ekonomi makro sebagaimana dimaksud pada ayat (1) huruf a dan perubahan pokok-pokok kebijakan fiskal sebagaimana dimaksud pada ayat (1) huruf b berupa:
   a. penurunan pertumbuhan ekonomi paling sedikit 10% (sepuluh persen) di bawah asumsi yang telah ditetapkan;
   b. deviasi asumsi ekonomi makro lainnya paling sedikit 10% (sepuluh persen) dari asumsi yang telah ditetapkan; dan/atau
   c. penurunan Penerimaan Perpajakan paling sedikit 10% (sepuluh persen) dari pagu yang telah ditetapkan.

(3) SAL sebagaimana dimaksud pada ayat (1) huruf d merupakan SAL yang ada di rekening Bank Indonesia yang penggunaannya ditetapkan oleh Menteri Keuangan sesuai dengan ketentuan peraturan perundang-undangan dan dilaporkan dalam laporan pertanggungjawaban pelaksanaan atas APBN.

(4) Dalam . . .

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(4) Dalam hal dilakukan penyesuaian APBN Tahun Anggaran 2026 sebagaimana dimaksud pada ayat (1), Pemerintah mengajukan Rancangan Undang-Undang mengenai Perubahan atas Undang-Undang APBN Tahun Anggaran 2026 untuk mendapatkan persetujuan Dewan Perwakilan Rakyat sebelum Tahun Anggaran 2026 berakhir.

Pasal 43

(1) Dalam hal lembaga penjamin simpanan mengalami kesulitan likuiditas, Pemerintah dapat memberikan pinjaman kepada lembaga penjamin simpanan.

(2) Sumber dana untuk Pemberian Pinjaman sebagaimana dimaksud pada ayat (1) sebagai berikut:

a. penggunaan SAL untuk menutup kekurangan pembiayaan APBN, dengan terlebih dahulu memperhitungkan ketersediaan SAL untuk kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya; dan/atau

b. penambahan utang.

(3) Dalam hal terjadi Pemberian Pinjaman kepada lembaga penjamin simpanan sebagaimana dimaksud pada ayat (1), Pemerintah melaporkan dalam laporan keuangan Pemerintah Pusat Tahun 2026 termasuk sumber dana untuk Pemberian Pinjaman sebagaimana dimaksud pada ayat (2).

Pasal 44

Pelaksanaan kegiatan persiapan, pembangunan, dan/atau pemindahan ibu kota negara dilakukan oleh otorita ibu kota nusantara dan dapat dilakukan oleh Kementerian/Lembaga sesuai tugas dan fungsinya dengan anggaran yang bersumber dari APBN.

Pasal 45 . . .

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Pasal 45

(1) Dalam rangka mendukung kelancaran pelaksanaan persiapan, pembangunan dan pemindahan ibu kota negara, serta untuk menjaga keberlangsungan penyelenggaraan layanan kepada masyarakat, sampai dengan akhir tahun 2026 pemerintah provinsi Kalimantan Timur, pemerintah daerah kabupaten Kutai Kartanegara, dan pemerintah daerah kabupaten Penajam Paser Utara, masih dapat menyelenggarakan urusan pemerintahan daerah di wilayah ibu kota nusantara.

(2) Alokasi TKD untuk pemerintah daerah provinsi Kalimantan Timur, pemerintah daerah kabupaten Kutai Kartanegara, dan pemerintah daerah kabupaten Penajam Paser Utara sebagaimana dimaksud pada ayat (1), dihitung sesuai dengan kondisi awal sebelum sebagian wilayahnya menjadi bagian dari wilayah ibu kota nusantara.

(3) Dalam rangka penyelenggaraan urusan pemerintahan daerah sebagaimana dimaksud pada ayat (1), pemerintah daerah provinsi Kalimantan Timur, pemerintah daerah kabupaten Kutai Kartanegara, dan pemerintah daerah kabupaten Penajam Paser Utara, tetap dapat memungut pajak daerah dan retribusi daerah sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 46

Postur APBN Tahun Anggaran 2026 yang memuat rincian besaran Pendapatan Negara, Belanja Negara, surplus/defisit anggaran, dan Pembiayaan Anggaran tercantum dalam Lampiran II yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.

Pasal 47

(1) Peraturan Presiden mengenai rincian APBN Tahun Anggaran 2026 yang merupakan pelaksanaan dari Undang-Undang ini ditetapkan paling lambat tanggal 30 November 2025.

(2) Rincian . . .

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(2) Rincian APBN, sebagaimana dimaksud pada ayat (1), antara lain berisikan rincian program, kegiatan, klasifikasi rincian keluaran (*output*), keluaran (*output*), rincian jenis belanja, serta kerangka pengeluaran jangka menengah (KPJM) untuk belanja Pemerintah Pusat, dan/atau pengaturan *earmarking* belanja dalam rangka menghadapi ancaman terhadap perekonomian dan/atau instabilitas sistem keuangan.

(3) Menteri keuangan menetapkan standardisasi keluaran (*output*) dan hasil (*outcome*) dari Belanja Negara serta kriteria yang jelas terkait *output/outcome*, untuk mewujudkan kinerja anggaran yang lebih tepat guna dan tepat sasaran dan meningkatkan kesejahteraan rakyat, serta menciptakan kemudahan akses atas pelayanan kesehatan, pendidikan, perumahan, pekerjaan, dan/atau bantuan dari Pemerintah.

Pasal 48

(1) Dalam rangka penanggulangan bencana, Pemerintah melalui Kementerian Keuangan mengelola dana bersama penanggulangan bencana.

(2) Dana bersama penanggulangan bencana sebagaimana dimaksud pada ayat (1) dikelola secara khusus.

(3) Dalam hal sumber dana bersama penanggulangan bencana sebagaimana dimaksud pada ayat (1) yang berasal dari pinjaman luar negeri, Pemerintah dapat mengadakan pinjaman siaga.

(4) Dalam rangka pengelolaan secara khusus dana bersama penanggulangan bencana sebagaimana dimaksud pada ayat (2), dalam hal terdapat sisa dana cadangan bencana dapat diakumulasikan ke dalam dana bersama penanggulangan bencana pada tahun-tahun berikutnya.

Pasal 49

Pemerintah dalam melaksanakan APBN Tahun Anggaran 2026 mengupayakan pemenuhan sasaran pembangunan yang berkualitas, dalam bentuk:

a. *gross* . . .

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a. *gross national income* per kapita sebesar USD 5.520 (lima ribu lima ratus dua puluh dolar Amerika Serikat);

b. penurunan intensitas emisi gas rumah kaca sebesar 37,14% (tiga puluh tujuh koma satu empat persen);

c. indeks kualitas lingkungan hidup mencapai 76,67 (tujuh puluh enam koma enam tujuh);

d. penurunan kemiskinan menjadi 6,5% – 7,5% (enam koma lima persen sampai dengan tujuh koma lima persen);

e. tingkat pengangguran terbuka menjadi 4,44% – 4,96% (empat koma empat empat persen sampai dengan empat koma sembilan enam persen);

f. penurunan *gini ratio* menjadi 0,377 – 0,380 (nol koma tiga tujuh tujuh sampai dengan nol koma tiga delapan nol);

g. tingkat kemiskinan ekstrem menjadi 0% – 0,5% (nol persen sampai dengan nol koma lima persen);

h. peningkatan indeks modal manusia menjadi 0,57 (nol koma lima tujuh);

i. indeks kesejahteraan petani 0,7731 (nol koma tujuh tujuh tiga satu); dan

j. proporsi penciptaan lapangan kerja formal sebesar 37,95% (tiga puluh tujuh koma sembilan lima persen).

Pasal 50

Segala kebijakan yang telah dilakukan di bidang keuangan negara oleh Pemerintah Pusat dan/atau pemerintah daerah untuk penanganan pandemi *corona virus disease* 2019 dan pemulihan ekonomi nasional beserta hak dan kewajiban yang ditimbulkan sebelum berlakunya ketentuan mengenai penetapan berakhirnya status pandemi *corona virus disease* 2019 di Indonesia, dinyatakan masih tetap berlaku sampai dengan terpenuhinya hak dan kewajiban tersebut sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 51 . . .

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Pasal 51

(1) Dalam rangka meningkatkan penerimaan kepabeanan dan cukai dan melindungi industri dalam negeri, penerimaan pajak rokok dapat digunakan oleh Pemerintah untuk penegakan hukum di bidang kepabeanan dan cukai sebesar 2,5% (dua koma lima persen).

(2) Ketentuan lebih lanjut mengenai penggunaan penerimaan pajak rokok untuk penegakan hukum sebagaimana dimaksud pada ayat (1) diatur oleh Menteri Keuangan.

Pasal 52

(1) Dalam hal terdapat penyesuaian anggaran belanja yang mengakibatkan perubahan indikator dan target pembangunan, Pemerintah melakukan pemutakhiran dan/atau perubahan Rencana Kerja Pemerintah tahun 2026 sesuai dengan ketentuan peraturan perundang-undangan.

(2) Penyesuaian anggaran belanja yang mengakibatkan perubahan indikator dan target pembangunan sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2026 dan/atau laporan keuangan Pemerintah Pusat.

Pasal 53

Ketentuan sebagaimana dimaksud dalam Pasal 30 dan Pasal 31 mulai berlaku pada tanggal Undang-Undang ini diundangkan.

Pasal 54

Undang-Undang ini mulai berlaku pada tanggal 1 Januari 2026.

Agar . . .

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Agar setiap orang mengetahuinya, memerintahkan pengundangan Undang-Undang ini dengan penempatannya dalam Lembaran Negara Republik Indonesia.

Disahkan di Jakarta
pada tanggal 22 Oktober 2025

PRESIDEN REPUBLIK INDONESIA,

ttd.

PRABOWO SUBIANTO

Diundangkan di Jakarta
pada tanggal 22 Oktober 2025

MENTERI SEKRETARIS NEGARA
REPUBLIK INDONESIA,

ttd.

PRASETYO HADI

LEMBARAN NEGARA REPUBLIK INDONESIA TAHUN 2025 NOMOR 179

Salinan sesuai dengan aslinya
KEMENTERIAN SEKRETARIAT NEGARA
REPUBLIK INDONESIA
Deputi Bidang Perundang-undangan dan
Administrasi Hukum,

Lydia Silvanna Djaman

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PRESIDEN REPUBLIK INDONESIA
PRESIDEN
REPUELIK INDONESIA
PENJEI,ASAN
ATAS
UNDANG-UNDANG REPUBLIK INDONESIA
NOMOR 17 TAHUN 2025
TENTANG
ANGGARAN PENDAPATAN DAN BELANJA NEGARA
TAHUN ANGGARAN 2026
I. UMUM
Berdasarkan Pembukaan Undang-Undang Dasar Negara Republik
Indonesia Tahun 1945 dan Pasal 33 Undang-Undang Dasar Negara Republik
Indonesia Tahun 1945, negara diberikan mandat untuk kesejahteraan dan kemakmuran rakJrat. untuk itu, peran penting Anggaran pendapatan dan Belanja Negara diperlukan untuk menopang sendi-sendi kehidupan bernegara dan penyelenggaraan pemerintahan’ Mandat konstitusi tersebut menjadi pedoman dalam Rencana Pembangunan Jangka
Panjang Nasional 2Oa5-2O45 dan Rencana Pembangunan Jangka
Menengah Nasional Teknokratik 2025—2029 untuk menyusun sasaran pembaigunan dan arah kebijakan yang selaras dengan visi-misi Presiden
(Asta Cita):
1. memperkokoh ideologi Pancasila, demokrasi, dan hak asasi manusia;
2. memantapkan sistem pertahanan keamanan negara dan mendorong kemandirian bangsa melalui swasembada pangan’ energi, air, ekonomi syariah, ekonomi digital, ekonomi hijau, dan ekonomi biru;
3. melanjutkan pengembangan infrastruktur dan meningkatkan lapangan kerja yang birkuatitas, mendorong kewirausahaan, mengembangkan industri kreatif, serta mengembangkan agromaritim industri di sentra produksi melalui peran aktif koperasi;
4. memperkuat pembangunan sumber daya manusia, sains, teknologi, pendidikan, liesehatan, prestasi olahraga, kesetaraan gender, serta penguatan Peran perempuan, pemuda (generasi milenial dan generasi Z) dan penyandang disabilitas;
5. melanjutkan hilirisasi dan mengembangkan industri berbasis sumber daya alam untuk meningkatkan nilai tambah di dalam negeri;
6. membangun . . .
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6. membangun dari desa dan dari bawah untuk pertumbuhan ekonomi, pemerataan ekonomi, dan pemberantasan kemiskinan;
7. memperkuat reformasi politik, hukum, dan birokrasi, serta memperkuat pencegahan dan pemberantasan korupsi, narkoba, judi, dan penyelundupan; serta
8. memperkuat penyelarasan kehidupan yang harmonis dengan lingkungan, alam, dan budaya, serta peningkatan toleransi antarumat beragama untuk mencapai masyarakat yang adil dan makmur.

Sejalan dengan hal tersebut, sasaran pembangunan dalam Rencana Kerja Pemerintah Tahun 2026 diarahkan untuk: (i) meningkatkan pertumbuhan ekonomi dan *gross national income* (GNI) per kapita, (ii) perbaikan indeks modal manusia, dan (iii) menurunkan tingkat pengangguran terbuka, rasio gini, dan tingkat kemiskinan ekstrem, dan (iv) menurunkan intensitas emisi gas rumah kaca dan perbaikan indeks kualitas lingkungan hidup.

Rencana Kerja Pemerintah Tahun 2026 selaras dengan tema Kebijakan Fiskal Tahun 2026 khususnya terkait akselerasi pertumbuhan ekonomi, kedaulatan pangan dan energi, serta ekonomi yang produktif dan inklusif. Untuk mendukung kebijakan fiskal tahun 2026, Pemerintah berkomitmen memperkuat kemandirian ekonomi dan sosial untuk mewujudkan kesejahteraan yang berkeadilan untuk mendukung agenda prioritas pembangunan melalui 8 (delapan) strategi untuk program prioritas/unggulan Pemerintah, yaitu (i) ketahanan pangan; (ii) ketahanan energi; (iii) makan bergizi gratis (MBG); (iv) program pendidikan; (v) program kesehatan; (vi) pembangunan desa, koperasi, dan UMKM; (vii) pertahanan semesta; serta (viii) akselerasi investasi dan perdagangan global.

Terjadinya perang tarif antara AS dan negara-negara mitra dagangnya, menimbulkan respons yang bervariasi dari berbagai negara, dan membuka peluang negosiasi bilateral hingga retaliasi tarif. Peran lembaga multilateral yang dibentuk untuk memberikan solusi bagi penyelesaian sengketa dagang juga tidak berjalan secara efektif. Dinamika ini mencerminkan ketidakpastian global yang terus berlanjut akibat persaingan ekonomi, perdagangan, keuangan, hingga potensi konflik militer antarnegara.

Memburuknya perang dagang dan ketidakpastian arah kebijakan ekonomi global semakin menekan perekonomian dunia yang sudah rapuh sejak awal tahun. Perang tarif antara dua kekuatan ekonomi terbesar dunia ini tidak hanya memengaruhi perdagangan bilateral mereka, tetapi juga memberikan efek rambatan (*spillover effects*) ke seluruh dunia.

Gejolak . . .

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Gejolak perekonomian global yang bergerak sangat dinamis berdampak pada kinerja domestik yang dapat dilihat dari adanya perlambatan kinerja ekspor-impor, terganggunya investasi, tekanan terhadap nilai tukar dan suku bunga, serta perlambatan pertumbuhan ekonomi. Di sisi lain, Indonesia saat ini juga masih menghadapi tantangan struktural yang membutuhkan respons secara tepat, terukur dan konsisten antara lain: (i) Bonus demografi yang semakin terbatas; (ii) Pergeseran aktivitas ekonomi ke ekonomi digital (seperti penggunaan arlificial intelligencel AI) dan perkembangan teknologi yang sangat cepat; (iii) Kualitas Sumber Daya Manusia (SDM) dan optimalisasi pengelolaan Sumber Daya
Alam (SDA) yang masih perlu ditingkatkan; serta (iv) Perubahan iklim yang semakin ekstrem sehingga perlu diantisipasi dan dimitigasi.
Untuk itu, Indonesia perlu mengambil peluang di tengah kondisi ketidakpastian dengan membuka akses pasar ekspor baru antara lain dengan memperkuat kerja sama perdagangan dan investasi untuk relokasi industri, dan menjadikan momentum untuk memperkuat fondasi ekonomi nasional dengan mengakselerasi reformasi struktural, seperti peningkatan kualitas SDM, hilirisasi industri, deregulasi, dan transformasi digital.
Guna menghadapi meningkatnya tantangan baik yang berasal dari dalam negeri maupun faktor eksternal, APBN terus bekerja keras secara mandiri dan tangguh melalui pelaksanaan tiga fungsi utamanya yaitu alokasi, distribusi, dan stabilisasi untuk mewujudkan mandat kesejahteraan ralryat yang sekurang-kurangnya mencakup pemenuhan kebutuhan dasar masyarakat dan penyediaan layanan dasar termasuk namun tidak terbatas pada bidang pendidikan, kesehatan, Perlindungan sosial, ketahanan pangan, ketahanan energi, dan pertahanan semesta.
Dalam rangka kesejahteraan rakyat melalui pelaksanaan program prioritas /unggulan Pemerintah denga.n mempertimbangkan tantangan dan kondisi global dan domestik, menargetkan asumsi indikator ekonomi makro di tahun 2026 sebagai berikut: Pertumbuhan ekonomi tahr:n 2O26 diperkirakan mencapai 5,47o (lima koma empat persen). Pemerintah akan menempuh berbagai langkah, serta upaya kebijakan dan program, untuk mendorong pertumbuhan ekonomi baik dari sisi pengeluaran maupun sisi produksi, termasuk dukungan melalui program pembangunan daerah. Faktor-faktor yang menjadi pendorong pertumbuhan ekonomi adalah kuatnya konsumsi domestik dengan berbagai program Pemerintah untuk menjaga beti masyarakat, meningkatkan iklim investasi yang lebih kondusif. Kebijakan investasi diarahkan untuk mengakselerasi investasi di sektor-sektor prioritas. Pemerintah mendorong akselerasi investasi berorientasi ekspor, mendiversifikasi produk dalam negeri untuk dapat menciptakan produk ekspor baru bernilai tambah tinggi, memperluas pasar ekspor yang diikuti peningkatan daya saing produk dari industri nasional, serta memperluas program hilirisasi. Sementara itu, impor ditujukan . . .
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ditqiukan untuk mendukung aktivitas produksi di dalam negeri dan menciptakan nilai tambah.
Tingkat inflasi terus diupayakan berada pada sasaran inflasi yang diperkirakan mencapai 2,5o/o (dua koma lima persen) di tahun 2O26’
Perkiraan tersebut mencerminkan stabilitas harga dan ruang insentif bagi dunia usaha. Pemerintah terus berkomitmen untuk mengendalikan inflasi melalui strategi menciptakan keterjangkauan harga, menjamin ketersediaan pasokan, dan menjaga kelancaran distribusi. Strategi kebijakan pengendalian inflasi nasional terus diupayakan melalui koordinasi kebijakan pus“t dan daerah melalui sinergi tim pengendalian inflasi pusat dan tim pengendalian inflasi daerah (tingkat provinsi dan kabupaten/ kota). Nilai lukar Rupiah diperkirakan masih akan diwarnai volatilitas dari pergerakan faktor global terutama ketidakpastian kebijakan moneter negara maju, masih tingginya tensi geopolitik, serta keberlanjutan dari perang dageng.
Namun, perbaikan kondisi perekonomian domestik diperkirakan dapat meredam tekanan pada nilai tukar sehingga nilai tukar rupiah pada tahun
2026 diperkirakan akan mencapai Rp16.5OO,0O (enam belas ribu lima ratus rupiah) per dolar Amerika Serikat.
Suku bunga Surat Berharga Negara 1O tahun di tahun 2026 diperkirakan sebesar 6,9o/o (enamkoma sembilan persen), meskipun masih akan diwarnai ketidakpastian global khususnya dari perkembangan suku bunga acuan negara maju. Perbaikan kondisi domestik melalui berbagai kebijakan pro-growth dapat menarik minat investor untuk berinvestasi pada instrumen surat berharga Pemerintah.
Harga minyak mentah dunia di tah:.lr:, 2026 diproyeksikan mencapai USD 70
(tqiuh puluh dolar Amerika Serikat) per barel. Faktor-faktor yang memengaruhi pergerakan harga minyak mentah dunia adalah geopolitik serta dinamiki pirang dagang antara Amerika Serikat dan Tiongkok’
Capaian lifiing migas pada tahun 2026 diproyeksikan sebesar 610’000 (enam ratus sepuluh ribu) barel per hari untuk minyak dan 984’OO0
(sembilan ratus delapan puluh empat ribu) barel setara minyak per hari untuk gas. Di tengah berbagai tantangan yang dihadapi, Pemerintah terus mengupayakan pencapaian ffiing rl;rinyak dan gas tersebut.
Sejalan dengan kewenangan Presiden sebagai pemegang kekuasaan pengelolaan keuangan negara sesuai ketentuan Pasal 6 Undang-Undang ttomo. 17 Tahun 20O3 tentang Keuangan Negara, dalam Undang-Undang
APBN Pemerintah diberikan kewenangan untuk melakukan pergeseran anggaran belanja negara yang mencakup belanja Pemerintah Pusat dan Transfer ke Daerah serta pembiayaan investasi untuk mendukung program prioritas unggulan Pemerintah dengan tetap menjaga tata kelola dan
/ Program
prinsip-prinsip pengelolaan keuangan negara yang baik.
prioritaJ/unggulan Pemerintah yang dilaksanakan oleh
Kementerian/ . .
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FRESIDEN
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Kementerian/Lembaga dengan pendanaan dari anggaran belanja negara dimaksudkan juga untuk memenuhi kebutuhan dan layanan dasar masyarakat serta pemberdayaan perekonomian daerah.
Harmonisasi dan sinergi kebdakan pusat-daerah juga menjadi salah satu pilar penting untuk mewujudkan belanja yang semakin elisien dan produktif, layanan publik yang semakin berkualitas, serta kesejahteraan rakyat yang semakin merata dan berkeadilan.
Pemerintah terus berkomitmen menjaga APBN agar tetap sehat, tangguh dan mandiri sebagai instrumen utama dalam memberikan stimulus perekonomian serta meningkatkan kesejahteraan rakyat. Untuk itu, diperlukan optimalisasi pendapatan untuk meningkatkan ruang fiskal, mindorong agar belanja semakin efisien dan produktif untuk mendukung program prioritas/ unggulan Pemerintah, serta terus mendorong inovasi pembiayaan yang produktif dan berkelanjutan.
Dari aspek prosedur, pembahasan Rancangan Undang-Undang tentang APBN Tahun Anggaran 2026 olelr, Pemerintah bersama-sama dengan Dewan Perwakilan Rat<yat dilakukan dengan memperhatikan pertimbangan Dewan Perwakilan Daerah sebagaimana tercantum dalam Surat Keputusan Dewan
Perwakilan Daerah Nomor S/DPD F.llll2O25-2O26 tanggal 8 September 2O25, dan memperhatikan Putusan Mahkamah Konstitusi Nomor 35/PUU-
XI I 20 13 tanggal 22 Mei 2014.
Dalam rangka mewujudkan agenda pembangunan secara optimal dan berkesinambungan, kebijakan fiskal tahun anggaran 2026 diupayakan untuk tetap ekspansif, terarah, dan terukur dengan pengelolaan defisit yang dilandasi oleh disiplin fiskal dan menjaga kredibilitas serta keberlanjutan
APBN.
II. PASAL DEMI PASAL
Pasal 1
Cukup jelas.
Pasal 2
Cukup jelas.
Pasal 3
Cukup jelas.
Pasal 4
Ayat (l)
Cukup jelas.
Ayat(2)
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Ayat (2)
Cukup jelas.

Ayat (3)
Huruf a
Cukup jelas.

Huruf b
Pihak ketiga yang pajak penghasilannya ditanggung Pemerintah adalah pihak ketiga yang memberikan jasa kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundang-undangan dalam rangka penerbitan dan/atau pembelian kembali SBN di pasar internasional, yang antara lain agen penjual, agen pembeli/penukar, bursa efek di luar negeri, wali amanat, agen penata usaha, agen pembayar, lembaga *rating*, dan konsultan hukum internasional, tidak termasuk konsultan hukum lokal.

Ayat (4)
Cukup jelas.

Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Ayat (7)
Cukup jelas.

Ayat (8)
Cukup jelas.

Ayat (9)
Cukup jelas.

Ayat (10)
Cukup jelas.

Ayat (11)
Cukup jelas.

Pasal 5
Ayat (1)
Cukup jelas.

Ayat (2)
Huruf a
Cukup jelas.

Huruf b . . .

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Huruf b

Pendapatan sumber daya alam nonminyak bumi dan gas bumi bersumber dari pendapatan mineral dan batubara, kehutanan, panas bumi, serta kelautan dan perikanan tidak hanya ditujukan sebagai target penerimaan negara melainkan juga ditujukan untuk pengamanan kelestarian lingkungan.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Pasal 6

Cukup jelas.

Pasal 7

Cukup jelas.

Pasal 8

Ayat (1)

Belanja Pemerintah Pusat termasuk belanja pegawai untuk pembayaran hak keuangan dan/atau fasilitas untuk penyelenggara negara/pejabat negara yang dilakukan sesuai tata kelola penganggaran dengan memperhatikan kesinambungan fiskal.

Ayat (2)

Huruf a

Yang dimaksud dengan "Belanja Pemerintah Pusat Menurut Fungsi" antara lain terdiri atas:

1. fungsi pelayanan umum yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam penyelenggaraan kegiatan legislatif, yudikatif, dan eksekutif, termasuk pelayanan umum, pelayanan administratif, pelayanan barang, pelayanan jasa, pelayanan regulasi, dan pelayanan lainnya, dengan kualitas layanan yang baik;

2. fungsi . . .

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2. fungsi pertahanan yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam menegakkan kedaulatan negara, mempertahankan keutuhan wilayah Negara Kesatuan Republik Indonesia serta ikut menjaga ketertiban dunia;
3. fungsi ketertiban dan keamanan yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam mewujudkan keamanan, ketertiban, tegaknya hukum, ketenteraman, meningkatnya kemampuan dan potensi masyarakat dalam menangkal, mencegah, dan menanggulangi segala bentuk pelanggaran hukum dan bentuk-bentuk gangguan lainnya yang dapat meresahkan masyarakat serta penanggulangan bencana;
4. fungsi ekonomi yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam mendorong pertumbuhan ekonomi dan menjaga daya beli masyarakat di bidang perdagangan termasuk pengembangan usaha koperasi dan usaha mikro, kecil, dan menengah, ketenagakerjaan, pertanian, kehutanan, kelautan dan perikanan, bahan bakar dan energi, pertambangan, industri dan konstruksi, transportasi, serta telekomunikasi dan informatika;
5. fungsi perlindungan lingkungan hidup yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam rangka peningkatan kualitas lingkungan hidup, menjaga pelestarian sumber daya alam dan ekosistem, tata ruang dan pertanahan, serta perlindungan lingkungan hidup lainnya;
6. fungsi perumahan dan fasilitas umum yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam menyediakan akses perumahan dan kawasan permukiman layak, aman, dan terjangkau, fasilitasi peningkatan kualitas rumah, penyediaan sarana, prasarana, utilitas perumahan dan kawasan permukiman, serta perumahan dan fasilitas umum lainnya;
7. fungsi kesehatan yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam menjaga dan meningkatkan derajat kesehatan masyarakat;

8. fungsi . . .

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8. fungsi pariwisata yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam menyediakan fasilitas, penyelenggaraan kegiatan, dan promosi, termasuk standardisasi, penyebaran informasi, dan penyusunan data statistik pariwisata;
9. fungsi agama yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam meningkatkan kualitas kehidupan dan kerukunan hidup beragama, termasuk namun tidak terbatas pada urusan penyelenggaraan ibadah haji, serta pemahaman dan pengamalan ajaran agama;
10. fungsi pendidikan yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam meningkatkan kualitas Sumber Daya Manusia di berbagai aspek yang berakhlak mulia, dalam rangka mencerdaskan kehidupan bangsa; dan
11. fungsi perlindungan sosial yang merupakan belanja Pemerintah Pusat yang berdaya guna dalam memberikan pelayanan sosial, jaminan sosial, pemberdayaan sosial, penyuluhan sosial, dan bantuan sosial, serta perlindungan sosial lainnya, untuk melindungi masyarakat dari kemungkinan terjadinya risiko sosial.

Huruf b
Cukup jelas.

Huruf c
Cukup jelas.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Ayat (5)
Cukup jelas.

Pasal 9

Ayat (1)
Cukup jelas.

Ayat (2)
DBH dan/atau DAU melalui mekanisme *intercept*, dapat digunakan untuk memberikan dukungan pengembalian pinjaman dari koperasi kelurahan merah putih dalam hal dari hasil usahanya tidak dapat memenuhi kewajiban membayar kembali pinjamannya.

Dana . . .

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Dana Desa melalui mekanisme *intercept*, dapat digunakan untuk memberikan dukungan pengembalian pinjaman dari koperasi desa merah putih dalam hal dari hasil usahanya tidak dapat memenuhi kewajiban membayar kembali pinjamannya.

Pinjaman untuk koperasi desa/kelurahan merah putih tersebut diberikan oleh lembaga keuangan bank milik negara yang dapat memperoleh penempatan dana dari Pemerintah sesuai ketentuan peraturan perundang-undangan dan mekanisme yang berlaku.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Pasal 10
Ayat (1)
DBH tahun anggaran 2026 ditetapkan sebesar 50% (lima puluh persen) dari realisasi penerimaan negara yang dibagihasilkan tahun anggaran 2026.

Pengalokasian DBH dapat dilakukan pada tahun anggaran berjalan dan/atau untuk melaksanakan kebijakan Pemerintah.

Ayat (2)
Huruf a
DBH ini terdiri atas DBH pajak penghasilan Pasal 21, Pasal 25, dan Pasal 29 wajib pajak orang pribadi dalam negeri, termasuk DBH dari pajak penghasilan Pasal 25 dan Pasal 29 wajib pajak orang pribadi dalam negeri yang pemungutannya bersifat final berdasarkan Peraturan Pemerintah mengenai penyesuaian pengaturan di bidang pajak penghasilan dan tidak termasuk pajak penghasilan ditanggung Pemerintah.

Huruf b
Cukup jelas.

Huruf c
Cukup jelas.

Ayat (3)
Cukup jelas.

Ayat (4)
Cukup jelas.

Ayat (5) . . .

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Ayat (5)

Dalam hal realisasi penerimaan negara tahun anggaran 2025 belum tersedia, dapat digunakan perkiraan realisasi penerimaan negara.

Yang dimaksud dengan "ketentuan peraturan perundang-undangan" adalah ketentuan peraturan perundang-undangan yang mengatur mengenai tata cara pengalokasian DBH.

Ayat (6)

Alokasi kinerja diberikan kepada Daerah yang mencapai tingkat kinerja tertentu.

Ayat (7)

Cukup jelas.

Ayat (8)

Dana reboisasi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan serta dapat mempertimbangkan kinerja atas pengelolaan hutan.

Ayat (9)

Huruf a

Yang dimaksud dengan program sebagaimana diatur dalam ketentuan peraturan perundang-undangan mengenai cukai termasuk kegiatan penegakan hukum untuk penindakan dan penanganan hasil penindakan barang kena cukai ilegal.

Huruf b

Dengan ketentuan ini Daerah tidak lagi diwajibkan untuk mengalokasikan DBH minyak bumi dan gas bumi sebesar 0,5% (nol koma lima persen) untuk tambahan anggaran pendidikan dasar.

Kebijakan penggunaan DBH minyak bumi dan gas bumi untuk provinsi Papua Barat, provinsi Papua Barat Daya, dan provinsi Aceh dilaksanakan sesuai dengan ketentuan Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 2 Tahun 2021 tentang Perubahan Kedua atas Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua, dan Undang-Undang Nomor 11 Tahun 2006 tentang Pemerintahan Aceh beserta peraturan turunannya.

Huruf c . . .

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Huruf c

Kebijakan ini merupakan konsekuensi dari perubahan kebijakan berupa pengalihan kewenangan di bidang kehutanan dari kabupaten/kota menjadi kewenangan provinsi sebagaimana diatur dalam Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 9 Tahun 2015 tentang Perubahan Kedua atas Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah.

Ayat (10)

Cukup jelas.

Ayat (11)

Penyelesaian kurang bayar DBH disesuaikan dengan kemampuan keuangan negara.

Ayat (12)

Cukup jelas.

Pasal 11

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Celah fiskal dihitung sebagai selisih antara kebutuhan fiskal Daerah dan potensi pendapatan Daerah.

Potensi pendapatan Daerah terdiri atas potensi PAD, perkiraan alokasi DBH, dan DAK Nonfisik tahun berkenaan.

Alokasi DAU tiap Daerah dapat mengalami kenaikan atau penurunan dibandingkan tahun sebelumnya.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Pasal 12

Ayat (1)

Cukup jelas.

Ayat (2) . . .

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Ayat (2)
Cukup jelas.

Ayat (3)
Yang dimaksud dengan "kebijakan afirmatif" adalah kebijakan yang diarahkan untuk mempercepat dan memperkuat pembangunan dan perekonomian daerah.

Ayat (4)
DAK fisik digunakan untuk mendukung pembangunan/pengadaan sarana dan prasarana layanan publik, serta mendorong pertumbuhan ekonomi daerah, antara lain ketahanan pangan, dan infrastruktur daerah.

Ayat (5)
DAK nonfisik antara lain:

1. dana bantuan operasional satuan pendidikan terdiri atas dana bantuan operasional sekolah, dana bantuan operasional penyelenggaraan pendidikan anak usia dini, dan dana bantuan operasional penyelenggaraan pendidikan kesetaraan.
2. dana tunjangan guru aparatur sipil negara daerah terdiri atas dana tunjangan profesi guru aparatur sipil negara daerah, dana tambahan penghasilan guru aparatur sipil negara daerah, dan dana tunjangan khusus guru aparatur sipil negara daerah di daerah khusus.
3. dana bantuan operasional kesehatan meliputi dana bantuan operasional kesehatan dinas, dana bantuan operasional kesehatan puskesmas, bantuan operasional kesehatan pengawasan obat dan makanan serta tunjangan khusus bagi dokter spesialis, dokter sub spesialis, dokter gigi spesialis, dan dokter gigi sub spesialis yang bertugas di daerah tertinggal, perbatasan, dan kepulauan.
4. dana bantuan operasional keluarga berencana.
5. dana bantuan operasional museum dan taman budaya.
6. dana pelayanan perlindungan perempuan dan anak.
7. dana bantuan pengembangan program perpustakaan daerah.

Ayat (6)
Cukup jelas.

Pasal 13 . . .

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Pasal 13

Ayat (1)

Huruf a

Pembagian Dana Otonomi Khusus untuk provinsi-provinsi di wilayah Papua dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Ayat (2)

Yang dimaksud dengan "data" adalah data yang disediakan oleh instansi yang berwenang antara lain berupa data indeks pembangunan manusia, indeks kemahalan konstruksi, indeks kesulitan geografis, dan indeks desa membangun pada level provinsi dan kabupaten/kota, terutama data untuk provinsi daerah otonom baru.

Ayat (3)

Yang dimaksud dengan "DTI untuk provinsi Daerah baru" adalah DTI untuk provinsi Papua Selatan, provinsi Papua Tengah, provinsi Papua Pegunungan, dan provinsi Papua Barat Daya.

DTI yang digunakan untuk pembangunan infrastruktur penunjang gedung perkantoran dan sarana prasarana pada provinsi daerah baru, termasuk juga yang bersumber dari sisa lebih perhitungan anggaran DTI sampai dengan tahun anggaran 2025.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Dana Keistimewaan difokuskan untuk penurunan tingkat kemiskinan, pemberdayaan ekonomi masyarakat dan UMKM, pariwisata, ekonomi kreatif, investasi, dan pengurangan kesenjangan antarwilayah di DIY.

Pemerintah Daerah Istimewa Yogyakarta dapat membentuk dana abadi daerah yang dananya bersumber dari Dana Keistimewaan dan/atau sisa Dana Keistimewaan tahun sebelumnya yang merupakan kekhususan dari ketentuan peraturan perundang-undangan yang mengatur secara umum mengenai pembentukan dana abadi daerah.

Ayat (7) . . .

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Ayat (7)
Cukup jelas.

Pasal 14
Ayat (1)
Huruf a
Cukup jelas.

Huruf b
Kebijakan Pemerintah Pusat antara lain berupa *burden sharing* pendanaan.

Ayat (2)
Huruf a
Cukup jelas.

Huruf b
Yang dimaksud dengan "penduduk miskin" adalah penduduk yang dikategorikan miskin ekstrem atau berada pada kelompok desil miskin terendah sesuai kriteria produsen data kemiskinan.

Yang dimaksud dengan "desa yang memiliki risiko tinggi terhadap perubahan iklim dan/atau bencana" adalah desa dengan risiko perubahan iklim dan bencana tinggi yang dihitung berdasarkan dimensi sensitivitas, kapasitas adaptasi, keterpaparan, dan bahaya.

Huruf c
Yang dimaksud dengan "desa dengan kinerja terbaik" adalah desa yang memiliki hasil penilaian kinerja terbaik di masing-masing kabupaten/kota. Penilaian kinerja berdasarkan kriteria utama dan kriteria kinerja antara lain:

1. pengelolaan keuangan desa;
2. pengelolaan Dana Desa;
3. capaian keluaran (*output*) Dana Desa; dan
4. capaian hasil (*outcome*) pembangunan desa.

Huruf d
Data jumlah desa, jumlah penduduk, angka kemiskinan, luas wilayah, dan tingkat kesulitan geografis bersumber dari Kementerian terkait dan/atau Lembaga yang menyelenggarakan urusan pemerintahan di bidang statistik.

Dalam hal data tidak tersedia, terdapat anomali data, atau data tidak memadai, penghitungan Dana Desa dilakukan berdasarkan:

1. data . . .

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1. data yang digunakan dalam penghitungan Dana Desa tahun anggaran sebelumnya;
2. data yang dibagi secara proporsional antara desa pemekaran dan desa induk dan/atau menggunakan data desa induk;
3. rata-rata data desa dalam satu kecamatan dimana desa tersebut berada;
4. data hasil pembahasan dengan Kementerian/Lembaga penyedia data; dan/atau
5. data hasil penyesuaian atas data dengan menggunakan data yang digunakan pada penghitungan Dana Desa tahun anggaran sebelumnya dan/atau data yang dirilis pada laman Kementerian/Lembaga penyedia data terkait.

Ayat (3)

Cukup jelas.

Ayat (4)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Yang dimaksud dengan "penyediaan layanan dasar kesehatan skala desa" antara lain revitalisasi pos kesehatan desa, pencegahan dan penurunan stunting, serta pengendalian penyakit menular dan tidak menular.

Huruf d

Yang dimaksud dengan "lembaga ekonomi desa lainnya" antara lain badan usaha milik desa, serta usaha mikro, kecil, dan menengah yang berada di desa.

Huruf e

Pinjaman kepada Koperasi Kelurahan Merah Putih diberikan setelah mendapat persetujuan dari bupati/walikota.

Pinjaman kepada Koperasi Desa Merah Putih diberikan setelah mendapat persetujuan dari kepala desa.

Huruf f . . .

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Huruf f

Yang dimaksud dengan "pembangunan dan pemeliharaan infrastruktur desa melalui program padat karya tunai desa" adalah kegiatan pembangunan desa yang dilakukan oleh penduduk desa dalam rangka meningkatkan kesejahteraan, antara lain akses air bersih, sanitasi, dan revitalisasi rumah tidak layak huni.

Huruf g

Cukup jelas.

Huruf h

Yang dimaksud dengan "program sektor prioritas lainnya di desa" adalah program yang merupakan kebutuhan masyarakat desa dan kejadian mendesak yang diputuskan melalui musyawarah desa.

Ayat (5)

Cukup jelas.

Ayat (6)

Peraturan Menteri Keuangan memuat antara lain penetapan rincian Dana Desa setiap desa, pengalokasian Dana Desa, penggunaan dan penyaluran Dana Desa.

Penetapan rincian Dana Desa setiap desa dimaksud merupakan dasar penetapan alokasi Dana Desa per kabupaten/kota yang ditetapkan dalam Peraturan Presiden mengenai rincian APBN.

Pasal 15

Ayat (1)

Cukup jelas.

Ayat (2)

Yang dimaksud dengan kinerja Pemerintah Daerah antara lain: kinerja peningkatan kesejahteraan masyarakat (penurunan pengangguran dan penurunan kemiskinan), penurunan prevalensi *stunting*, iklim investasi daerah, pengendalian inflasi, dan/atau kinerja pemda lainnya.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 16 . . .

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Pasal 16

Ayat (1)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d

Yang dimaksud dengan "anggaran yang diwajibkan dalam peraturan perundang-undangan" antara lain kewajiban anggaran pendidikan, alokasi Dana Desa, dan iuran jaminan kesehatan.

Ayat (2)

Cukup jelas.

Pasal 17

Ayat (1)

Cukup jelas.

Ayat (2)

Program Pengelolaan Subsidi dilaksanakan secara efektif, efisien, dan tepat sasaran guna memberikan manfaat yang optimal bagi pengentasan kemiskinan dan ketimpangan pendapatan masyarakat.

Ayat (3)

Yang dimaksud dengan "asumsi dasar ekonomi makro" adalah harga minyak mentah dan nilai tukar rupiah.

Yang dimaksud dengan "parameter" adalah semua variabel yang memengaruhi perhitungan subsidi, antara lain: besaran subsidi harga, volume konsumsi bahan bakar minyak dan gas bersubsidi, harga indeks minyak dan gas bersubsidi, volume penjualan listrik bersubsidi, dan volume pupuk bersubsidi.

Dalam rangka melaksanakan program pengelolaan subsidi (jenis bahan bakar tertentu, listrik, LPG tabung 3 kg, pupuk, dan lain sebagainya) yang lebih tepat sasaran, Pemerintah akan melaksanakan penguatan basis data dan pengawasan implementasinya. Pelaksanaan penyaluran subsidi dengan berbasis data pengguna akan dilakukan secara bertahap dengan mempertimbangkan kesiapan teknis, kondisi ekonomi, dan/atau daya beli masyarakat.

Ayat (4) . . .

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Ayat (4)
Cukup jelas.
Pasal 18 Ayat (1)
Kenaikan PNBP sumber daya alam yang dibagihasilkan dan diperhitungkan dengan persentase tertentu atas peningkatan belanja subsidi energi dan/atau kompensasi, tidak dibagihasilkan ke Daerah dan tidak diperhitungkan sebagai kurang bayar DBH.
Ayat (2)
Cukup jelas.
Pasal 19
Cukup jelas.
Pasal 20
Ayat (1)
Huruf a
Perubahan anggaran belanja yang bersumber dari PNBP yang merupakan penggunaan PNBP melebihi target yang telah ditetapkan, dilakukan analisis kebutuhan riil
Kementerian/ Lembaga oleh Kementerian Keuangan dengan
memperhatikan fleksibilitas instansi Pemerintah yang menerapkan pola pengelolaan keuangan Badan Layanan Umum.
Dalam hal realisasi PNBP yang melampaui target penerimaan
dalam APBN, dapat digunakan untuk belanja dengan ketentuan sebagai berikut:
1. digunakan untuk belanja Kementerian/ Lembaga tertentu paling tinggi sebesar 7,5% (tujuh koma lima persen) dari tambahan realisasi penerimaan PNBP dalam APBN; atau 2. digunakan untuk belanja Kementerian/ Lembaga tertentu lebih dari 7,5% (tujuh koma lima persen) dari tambahan realisasi penerimaan PNBP dalam APBN, setelah
berkonsultasi dengan Dewan Perwakilan Rakyat dalam hal ini Badan Anggaran Dewan Perwakilan Rakyat.
Ketentuan tersebut di atas dikecualikan untuk PNBP yang diperoleh dari:
a. layanan .
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a. layanan yang membutuhkan biaya untuk pelaksanaan layanan berkenaan, sehingga dapat diberikan sesuai kebutuhan, antara lain: untuk penyelenggaraan pendidikan, kesehatan, penelitian, pengujian laboratorium, pengujian dalam rangka sertifikasi, advis teknis, penilaian, pelatihan, dan diklat kepemimpinan;

b. penggunaan dan pemanfaatan BMN;

c. pengelolaan dana;

d. satker dengan pengelolaan keuangan Badan Layanan Umum;

e. putusan *pro justitia* yang telah berkekuatan hukum tetap; dan

f. dana misi pemeliharaan perdamaian (MPP).

Realisasi penggunaan PNBP dilaporkan kepada Badan Anggaran secara triwulanan.

Huruf b

Cukup jelas.

Huruf c

Perubahan anggaran belanja yang bersumber dari pinjaman karena:

a. perubahan kurs;

b. sebab lain sepanjang perubahan tersebut tidak mengakibatkan pelampauan pagu belanja Kementerian/Lembaga;

c. untuk penanggulangan bencana,

merupakan kewenangan Pemerintah.

Perubahan anggaran belanja yang bersumber dari pinjaman yang mengakibatkan pelampauan pagu belanja Kementerian/Lembaga selain huruf a dan huruf c di atas, dilakukan dengan mempertimbangkan kemampuan keuangan negara dan harus mendapat persetujuan dari alat kelengkapan Dewan Perwakilan Rakyat yang khusus menangani urusan Kementerian/Lembaga dimaksud.

Persetujuan tersebut diberikan dalam jangka waktu paling lama 30 (tiga puluh) hari kalender terhitung sejak permohonan diterima oleh alat kelengkapan Dewan Perwakilan Rakyat yang khusus menangani urusan Kementerian/Lembaga dimaksud.

Apabila . . .

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Apabila karena satu dan lain hal persetujuan belum dapat diberikan dalam jangka waktu dimaksud, Pemerintah melaksanakan perubahan anggaran belanja yang bersumber dari pinjaman yang mengakibatkan pelampauan pagu belanja Kementerian/Lembaga tersebut serta melaporkannya dalam Laporan Keuangan Pemerintah Pusat.

Huruf d
Cukup jelas.

Huruf e
Cukup jelas.

Huruf f
Perubahan anggaran dimaksud dapat bersumber dari:

1. rupiah murni;
2. pinjaman;
3. hibah;
4. sisa klaim asuransi BMN;
5. dana bersama penanggulangan bencana dan/atau hasil pengembangannya; dan/atau
6. penerimaan lain yang sah.

Huruf g
Perubahan anggaran cadangan kompensasi dalam program belanja dilakukan berdasarkan perubahan asumsi dasar ekonomi makro, perubahan parameter, perubahan kebijakan, dan/atau pembayaran kewajiban kompensasi tahun-tahun sebelumnya.

Huruf h
Pemanfaatan belanja bendahara umum negara Pengelolaan Belanja Lainnya diprioritaskan untuk pendanaan program prioritas Pemerintah yang berkaitan dengan perlindungan sosial, penanggulangan bencana, penguatan program penuntasan kemiskinan ekstrem, ketersediaan dan keterjangkauan harga pangan, keperluan mendesak untuk ketertiban dan keamanan nasional, dan/atau pemenuhan kewajiban Pemerintah (subsidi dan/atau kompensasi).

Huruf i
Cukup jelas.

Huruf j
Cukup jelas.

Huruf k . . .

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Huruf k
Cukup jelas.
Hurufl
Yang dimaksud dengan “ineligible expenditurd adalah
pengeluaran-pengeluaran yang tidak diperkenankan dibiayai dari dana pinjaman/hibah luar negeri karena tidak sesuai dengan kesepakatan dalam perjanjian pinjaman dan/ atau hibah luar negeri.
Huruf m
Cukup jelas.
Huruf n
Cukup jelas.
Huruf o
Cukup jelas. Ayat (2) upinjaman baru” adalah pinjaman yang
Yang disebut dengan dilakukan Pemerintah setelah Undang-Undang tentang APBN
Tahun Anggaran 2O26 diundangkan.
Pinjaman baru setelah penetapan Undang-Undang tentang APBN Tahun Anggaran 2026 dapat berupa pinjaman luar negeri kegiatan dan pinjaman dalam negeri termasuk pinjaman yang
diteruspinjamkan dan/atau diterushibahkan.
Ayat (3)
Yang dimaksud dengan “perubahan pagu Pemberian Pinjaman’ adatah peningkatan pagu Pemberian Pinjaman akibat adanya tanjutan Pemberian Pinjaman yang bersifat tahun jamak,
percepatan penarikan Pemberian Pinjaman yang sudah disetujui dalam rangka mengoptimalkan pemanfaatan Pemberian Pinjaman dan/ atau penambahan pagu Pemberian Pinjaman untuk
penerbitan Surat Perintah Pembukuan/ Pengesahan atas transaksi dokumen bukti penarikan pinjaman dan/ atau hibah yang dikeluarkan oleh pemberi pinjaman dan/atau lribal: lnotie of dishtrsement-NODl. Perubahan pagu Pemberian Pinjaman tersebut tidak termasuk Pemberian Pinjaman banr yang belum dialokasikan dalam APBN Tahun Anggaran2026.
Yang dimaksud dengan “ closirry datd adalalr tanggal batas akhir penarikan dana pinjaman/hibah luar negeri melalui penerbitan
Surat Perintah Pencairan Dana oleh Kantor Pelayanan
Perbendaharaan Negara.
Ayat(a)
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Ayat (4)

Perubahan pagu ini dipergunakan untuk penerbitan surat perintah pembukuan/pengesahan atas transaksi dokumen bukti penarikan pinjaman dan/atau hibah yang dikeluarkan oleh pemberi pinjaman dan/atau hibah (*notice of disbursement*-NOD).

Ayat (5)

Yang dimaksud dengan "uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri" adalah alokasi rupiah murni yang wajib disediakan Pemerintah dalam daftar isian pelaksanaan anggaran Kementerian/Lembaga pengguna pinjaman luar negeri, untuk membayar sejumlah tertentu kepada penyedia barang dan/atau jasa sebagai salah satu persyaratan pengefektifan kontrak. Tanpa pembayaran uang muka, pinjaman luar negeri yang perjanjian pinjamannya telah ditandatangani tidak dapat dicairkan.

Ayat (6)

Cukup jelas.

Ayat (7)

Yang dimaksud dengan rekomendasi adalah pertimbangan yang harus ditindaklanjuti oleh Pemerintah termasuk apabila diperlukan pendalaman oleh komisi terkait. Perubahan anggaran Kementerian/Lembaga akumulasi penggunaannya dimintakan rekomendasi per triwulanan.

Yang dimaksud perubahan anggaran tertentu adalah program prioritas/direktif Presiden, kekurangan belanja pegawai, bansos dan/atau kewajiban Pemerintah.

Rekomendasi Dewan Perwakilan Rakyat diberikan dalam jangka waktu 3x24 (tiga kali dua puluh empat) jam setelah permohonan persetujuan disampaikan Pemerintah.

Apabila diperlukan pembahasan antara Pemerintah dan alat kelengkapan DPR RI yang khusus menangani urusan di bidang anggaran, Pemerintah dapat diwakili oleh Menteri atau pejabat yang ditunjuk.

Dalam hal jangka waktu pemberian rekomendasi tersebut di atas terlampaui dan Dewan Perwakilan Rakyat belum memberikan rekomendasi, Pemerintah dapat menyelesaikan proses sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan perubahan tersebut dalam Laporan Semester dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2026.

Ayat (8)

Cukup jelas.

Pasal 21 . . .

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Pasal 21

Ayat (1)

Pemberian hibah kepada pemerintah asing/lembaga asing dilakukan dalam bentuk uang tunai dan/atau uang untuk membiayai kegiatan.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Pemberian hibah kepada pemerintah daerah antara lain dalam rangka penanggulangan bencana.

Anggaran pemberian hibah dapat bersumber dari realokasi anggaran kegiatan Kementerian/Lembaga yang sudah menjadi kewenangan pemerintah daerah.

Pasal 22

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Pendanaan operasional penyelenggaraan pendidikan termasuk program makan bergizi pada lembaga yang berkaitan dengan penyelenggaraan pendidikan baik umum maupun keagamaan.

Ayat (4)

Pos pembiayaan untuk dana abadi di bidang pendidikan antara lain untuk:

a. dana abadi pendidikan yang di dalamnya termasuk dana abadi pesantren;

b. dana abadi penelitian;

c. dana abadi kebudayaan; dan

d. dana abadi perguruan tinggi.

Dana abadi pendidikan, dana abadi penelitian, dan dana abadi perguruan tinggi dikelola oleh lembaga pengelola dana pendidikan sebagai *endowment fund*.

Dana . . .

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Dana abadi pendidikan yang di dalamnya termasuk dana abadi pesantren merupakan dana yang diakumulasikan dalam bentuk dana abadi yang berasal dari alokasi anggaran pendidikan tahun-tahun sebelumnya sebagai dana abadi pendidikan.
Hasil pengelolaan dana abadi pendidikan dimaksud digunakan untuk menjamin keberlangsungan program pendidikan bagi generasi berikutnya termasuk pendidikan pesantren dan pendidikan keagamaan sebagai bentuk pertanggungjawaban antargenerasi.
Bentuk, skema, dan cakupan bidang pendidikan yang di dalamnya termasuk dana abadi pesantren dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.
Dana abadi penelitian merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan dalam rangka penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi.
Bentuk, skema, dan cakupan bidang penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.
Dana abadi kebudayaan merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung kegiatan terkait pemajuan kebudayaan.
Bentuk, skema, dan cakupan bidang kebudayaan dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.
Dana abadi perguruan tinggi merupakan dana yang
diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung pengembangan perguruan tinggi kelas dunia di perguruan tinggi terpilih.
Bentuk, skema, dan cakupan bidang pengembangan perguruan
tinggr dilaksanakan sesuai dengan ketentuan peraturan
perundang-undangan. Ayat (5) Cukup jelas.
Ayat— (6)
Rincian yang terkait dengan Anggaran Pendidikan juga mencakup
Kementerian/Lembaga yang menjalankan program’
nonKementeri an I l*mbaga, dan Investasi Pemerintah.
Pasal 23
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Pasal 23
Ayat (1)
Cukup jelas.
Ayat (21
Huruf a
Cukup jelas.
Huruf b
Dalam pelaksanaan PMN, komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan dan menuntaskan pendalaman dalam waktu paling lama 45
(empat puluh lima) hari kerja sejak diajukan permohonan penjadwalan rapat kerja pendalaman oleh Pemerintah.
Dalam hal pendalaman sebagaimana dimaksud di atas,
karena satu darr lain hal belum dapat dituntaskan,
Pemerintah dapat mengambil langkah-langkah PMN sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan langkah{angkah tersebut dalam Laporan
Keuangan Pemerintah Pusat Tahun 2026.
Huruf c
Cukup jelas.
Huruf d
Dalam pelaksanaan PMN, komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Ralryat melakukan dan menuntaskan pendalaman dalam waktu paling lama 45
(empat puluh lima) hari kerja sejak diajukal permohonan
penjadwalan rapat kerja pendalaman oleh Pemerintah.
Dalam hal pendalaman sebagaimana dimaksud di atas,
karena satu dan lain hal belum dapat dituntaskan,
Pemerintah dapat mengambil langkahJangkah PMN sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan langkah-langkah tersebut dalam Laporan
Keuangan Pemerintah Pusat Tahun 2026.
Ayat (3)
Cukup jelas. Ayat (4) Cukup jelas.
Pasal 24. . .
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Pasal 24

Ayat (1)

Yang dimaksud dengan "defisit" adalah defisit sebagaimana ditetapkan dan diatur dalam Undang-Undang Nomor 17 Tahun 2003 tentang Keuangan Negara.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 25

Cukup jelas.

Pasal 26

Cukup jelas.

Pasal 27

Ayat (1)

Yang dimaksud dengan "krisis pasar SBN domestik" adalah kondisi krisis pasar SBN berdasarkan indikator protokol manajemen krisis (*crisis management protocol*) pasar SBN yang ditetapkan oleh Menteri Keuangan.

Penggunaan dana SAL untuk melakukan stabilisasi pasar SBN dapat dilakukan apabila kondisi pasar SBN telah ditetapkan oleh Menteri Keuangan pada level krisis.

Krisis di pasar SBN tersebut dapat memicu krisis di pasar keuangan secara keseluruhan, mengingat sebagian besar lembaga keuangan memiliki SBN. Situasi tersebut juga dapat memicu krisis fiskal, apabila Pemerintah harus melakukan upaya penyelamatan lembaga keuangan nasional.

Stabilisasi pasar SBN domestik dilakukan melalui pembelian SBN di pasar sekunder oleh Menteri Keuangan.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 28 . . .

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Pasal 28

Ayat (1)

Huruf a

Penggunaan tambahan anggaran yang berasal dari dana SAL termasuk untuk memenuhi kebutuhan mendesak dan/atau prioritas yang timbul pada tahun anggaran berjalan antara lain untuk menurunkan pembiayaan utang, cadangan belanja ibu kota nusantara/sentra pertumbuhan ekonomi baru, cadangan kompensasi, cadangan kurang bayar DBH, cadangan kurang bayar subsidi, dan/atau menambah pagu pembiayaan investasi.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d

Khusus untuk pemanfaatan saldo kas Badan Layanan Umum dilakukan dengan mempertimbangkan operasional dan manajemen kas Badan Layanan Umum.

Huruf e

Yang dimaksud dengan "penyesuaian Belanja Negara" termasuk melakukan pengutamaan penggunaan anggaran, penajaman anggaran Belanja Negara, dan/atau penyesuaian pagu.

Yang dimaksud dengan rekomendasi adalah pertimbangan yang harus ditindaklanjuti oleh Pemerintah termasuk apabila diperlukan pendalaman oleh komisi terkait.

Dalam pelaksanaan anggaran, jika Pemerintah melakukan penyesuaian terhadap Belanja K/L yang merupakan program baru, maka Pemerintah menyampaikan kepada DPR melalui AKD yang menangani UU APBN untuk mendapatkan rekomendasi.

Pemerintah dalam hal ini adalah K/L terkait.

Ayat (2)

Yang dimaksud dengan "persetujuan Dewan Perwakilan Rakyat" adalah kesepakatan Pemerintah dengan Badan Anggaran Dewan Perwakilan Rakyat.

Persetujuan Dewan Perwakilan Rakyat diberikan dalam jangka waktu 3x24 (tiga kali dua puluh empat) jam setelah pemberitahuan disampaikan Pemerintah.

Dalam . . .

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Dalam hal jangka waktu persetujuan tersebut di atas terlampaui dan Dewan Perwakilan Rakyat belum memberikan persetujuan, Pemerintah dapat melaksanakan penggunaan dana SAL dan penerbitan SBN tersebut.

Ayat (3)
Cukup jelas.

Ayat (4)
Perubahan komposisi instrumen pembiayaan utang meliputi perubahan SBN neto, penarikan pinjaman dalam negeri, dan/atau penarikan pinjaman luar negeri. Penarikan pinjaman luar negeri meliputi penarikan pinjaman tunai dan pinjaman Kegiatan.

Dalam hal pinjaman luar negeri dan/atau pinjaman dalam negeri tidak tersedia dapat digantikan dengan penerbitan SBN atau sebaliknya dalam rangka menjaga ketahanan ekonomi dan fiskal.

Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Ayat (7)
Cukup jelas.

Pasal 29
Ayat (1)
Ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan termasuk kondisi geopolitik yang berdampak terhadap perekonomian global dan domestik.

Termasuk langkah kebijakan yang dapat ditempuh untuk menghadapi ancaman perekonomian dan/atau stabilitas sistem keuangan tersebut antara lain melakukan penyesuaian besaran Pendapatan Negara, Belanja Negara, dan/atau Pembiayaan Anggaran.

Ayat (2)
Cukup jelas.

Pasal 30
Cukup jelas.

Pasal 31
Cukup jelas.

Pasal 32 . . .

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Pasal 32

Cukup jelas.

Pasal 33

Ayat (1)

Saldo kas pada Badan Layanan Umum dan dana yang ditampung dalam rekening investasi bendahara umum negara dialokasikan sebagai penerimaan pembiayaan lainnya untuk dapat menjadi anggaran dan/atau tambahan anggaran pengeluaran pembiayaan investasi pada sub bagian anggaran bendahara umum negara pengelolaan Investasi Pemerintah.

Ayat (2)

Cukup jelas.

Pasal 34

Ayat (1)

Cukup jelas.

Ayat (2)

Mekanisme pengesahan belanja modal merupakan pertanggungjawaban penggunaan dana jangka panjang dan/atau dana cadangan pada Badan Layanan Umum lembaga manajemen aset negara.

Ayat (3)

Mekanisme pengesahan belanja merupakan pertanggungjawaban penggunaan dana abadi, dana jangka panjang, dan/atau dana cadangan pada Badan Layanan Umum badan pengelola dana lingkungan hidup.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Yang dimaksud dengan "ketentuan peraturan perundang-undangan" antara lain peraturan perundang-undangan di bidang Investasi Pemerintah.

Pengelolaan selanjutnya dilakukan oleh PT. Sarana Multi Infrastruktur (Persero).

Ayat (7) . . .

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Ayat— (7)
iu.rg dimaksud dengan Investasi Pemerintah yang dapat dikeirakan tingkat imbal hasil investasi lebih rendah dari tingkat bunga yang diietapkan oleh Bank Indonesia adalah investasi yang dilakufan untuk sektor strategis dan prioritas sesuai dengan kebijakan Pemerintah antara lain sektor ketahanan pangan’ perumahan, pengembangan ekonomi melalui koperasi/usaha mikro, kecil, dan menengah (UMKM)’ dan pengembangan infrastruktur daerah sesuai dengan ketentuan peraturan
perundang-undangan di bidang Investasi Pemerintah’
Pasal 35
Ayat (1)
Cukup jelas. Ayat (2) Cukup jelas. Ayat (3) Cukup jelas. Ayat (4) Cukup jelas. Ayat— (5)
Sesuai dengan ketentuan Undang-Undang di bidang keuangan negara, Menteri Keuangan merupakan bendahara umum negara yang mempunyai— fungsi sebagai pengelola fiskal dan p“tt..ittt“t dalam -wakil kepemilikan kekayaal rrega? dipi-sa6l’t’’
Untukmenjalankanfungsitersebut,diperlukanbadanusahamilik yang negara menjalankan fungsi dan tugas sebagai alat liskal (fscal tools) atau kendaraan misi khusus lspecial mission uehiclel ‘
Penyertaan modal negara dapat diberikan kepada badan usaha milit negara tersebut yaitu pT sarana Multi Infrastruktur (Persero),
PT Sarana Multigriya Finansial (Persero), PT Penjaminan
Infrastrukturlndonesia(Persero),danPIGeoDipaEnergi(Persero) yang dibentuk sesuai dengan ketentuan peraturan perundang-undangan.
Ayat (6)
Cukup jelas.
Pasal 36
Cukup jelas.
Pasal 37
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Pasal 37

Pemeriksaan dan/atau audit penerimaan negara dapat dilakukan melalui program *join audit*.

Pasal 38

Ayat (1)

Penjaminan Pemerintah untuk masing-masing program dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (2)

Huruf a

Pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional dibatasi hanya pada proyek strategis nasional yang telah memperoleh surat jaminan oleh Pemerintah sebagaimana diatur dengan Peraturan Menteri Keuangan mengenai tata cara pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional.

Huruf b

Pelaksanaan pemberian jaminan Pemerintah untuk pelaksanaan pembangunan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha yang dibatasi pada proyek kerja sama Pemerintah dengan badan usaha dengan penanggung jawab proyek kerja sama adalah pemerintah daerah, badan usaha milik negara, dan badan usaha milik daerah.

Huruf c

Cukup jelas.

Huruf d

Pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan dibatasi hanya pada proyek yang telah memperoleh jaminan pinjaman oleh Pemerintah kepada kreditur sehubungan dengan pembayaran kembali pinjaman PT Perusahaan Listrik Negara (Persero) selaku pelaksana penugasan pembangunan infrastruktur kelistrikan.

Ayat (3)

Cukup jelas.

Ayat (4) . . .

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Ayat (4)
Pembentukan rekening dana cadangan penjaminan Pemerintah ditujukan terutama untuk menghindari pengalokasian anggaran Kewajiban Penjaminan Pemerintah dalam jumlah besar dalam satu tahun anggaran di masa yang akan datang, menjamin ketersediaan dana yang jumlahnya sesuai kebutuhan, menjamin pembayaran klaim secara tepat waktu dan memberikan kepastian kepada pemangku kepentingan (termasuk kreditur/investor).

Ayat (5)
Cukup jelas.

Ayat (6)
Cukup jelas.

Ayat (7)
Mekanisme pembayaran pengeluaran belanja transaksi khusus atas klaim kewajiban dan/atau penggantian biaya yang timbul dari pelaksanaan Kewajiban Penjaminan untuk program penjaminan pemulihan ekonomi nasional dilaksanakan melalui pemindahbukuan dana cadangan penjaminan ke rekening kas umum negara dan diperlakukan sebagai penerimaan pembiayaan. Bukti pemindahbukuan dana cadangan penjaminan dijadikan sebagai dasar pagu belanja transaksi khusus dalam penyusunan daftar isian pelaksanaan anggaran.

Ayat (8)
Cukup jelas.

Ayat (9)
Cukup jelas.

Ayat (10)
Imbal hasil dari akumulasi rekening Investasi Pemerintah merupakan PNBP dan dapat dipergunakan untuk menambah dana dalam rekening sebagaimana dimaksud pada ayat (4).

Ayat (11)
Cukup jelas.

Pasal 39
Ayat (1)
Penyesuaian pembayaran bunga utang dan pengeluaran cicilan pokok utang dengan kebutuhan realisasi pada tahun anggaran berjalan, antara lain dapat disebabkan oleh:

1. kondisi . . .

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1. kondisi ekonomi makro yang tidak sesuai dengan kondisi yang diperkirakan pada saat penyusunan APBN perubahan dan/ atau laporan realisasi pelalsanaan APBN semester pertama Tahun Anggaran 2026;
2. dampak dari restrukturisasi utang dalam rangka pengelolaan portofolio utang;
3. dampak dari percepatan penarikan pinjaman;
4. dampak dari transaksi lindung nilai atas pembayaran bunga utang dan pengeluaran cicilan pokok utang; dan/ atau
5. dampak dari perubahan komposisi instrumen pembiayaan utang.
Ayat (2)
PelaksanaantransaksilindungnilaidilaporkanPemerintahdalam Pusat 2O26’ laporan keuangan Pemerintah tahun
Ayat (3)
Cukup jelas. Ayat— (a)
iewajiban yang timbul dari transaksi lindung nilai bukan meruiakan terugian keuangan negara karena ditqiukan untuk melindungi p.mbaya.art bunga utang dan pengeluaran cicilan pokok utang dari risiko fluktuasi mata uang dan tingkat blrle”: behin itu, tLnsaksi lindung nilai tidak ditqiukan untuk spekulasi mendapatkan keuntungan.
Ayat (s)
Cukup jelas.
Pasal 4O
l,aporan paling sedikit memuat capaian sasaran program prioritas nasional yang mengaitkan indikator Kementerian/ lrmbaga, program’ dan anggarannYa.
Pasal 41
Ayat— (1)
Yang dimaksud dengan “keadaan tertentu yang membuluhkan penanganan secara cepat” adalah keadaan memburuknya kondisi ekonomi makro dan/ atau keuangan yang menyebabkan fungsi danperanAPBNtidakdapatberjalansecaraefektifdanefisien, antara lain: a. proyeksi pertumbuhan ekonomi di bawah asumsi dan deviasi isumsi dasar ekonomi makro lainnya secara signifikan; b. proyeksi. . ‘
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b. proyeksi penurunan pendapatan negara dan/atau meningkatnya belanja negara secara signifikan; dan/atau

c. kenaikan biaya utang, khususnya imbal hasil SBN secara signifikan.

Ayat (2)
Cukup jelas.

Ayat (3)
Yang dimaksud dengan "karena suatu dan lain hal belum dapat ditetapkan" adalah apabila badan anggaran belum dapat melakukan rapat kerja dan/atau mengambil kesimpulan di dalam rapat kerja, dalam waktu 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

Yang dimaksud dengan "langkah antisipasi" adalah langkah yang diambil oleh Pemerintah dalam rangka penanganan keadaan tertentu yang membutuhkan penanganan secara cepat.

Ayat (4)
Cukup jelas.

Pasal 42
Cukup jelas.

Pasal 43
Ayat (1)
Yang dimaksud dengan "lembaga penjamin simpanan mengalami kesulitan likuiditas" adalah dalam hal perkiraan kas yang dapat diperoleh dari sumber daya keuangan lembaga penjamin simpanan tidak mencukupi pada saat kebutuhan dana harus dipenuhi oleh lembaga penjamin simpanan.

Ayat (2)
Penambahan utang antara lain bersumber dari penerbitan SBN.

Ayat (3)
Cukup jelas.

Pasal 44
Otorita ibu kota nusantara mengoordinasikan dan melakukan persiapan, pembangunan, dan/atau pemindahan ibu kota negara, serta penyelenggaraan pemerintahan daerah khusus ibu kota nusantara.

Pelaksanaan . . .

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Pelaksanaan persiapan, pelaksanaan pembangunan ibu kota nusantara, dan/atau pemindahan ibu kota negara tersebut juga dapat dilakukan oleh Kementerian/Lembaga sesuai dengan tugas dan fungsinya dengan anggaran yang bersumber dari APBN.

Dalam rangka menjaga kesinambungan pembangunan ibu kota nusantara, Pemerintah memberikan dukungan pendanaan melalui APBN sesuai dengan peraturan perundang-undangan mengenai ibu kota negara dan dengan mempertimbangkan kemampuan keuangan negara.

Pasal 45

Pengaturan ini dimaksudkan agar pemberian layanan dasar kepada masyarakat tidak terganggu dengan adanya pemindahan ibu kota negara, sementara otorita ibu kota nusantara belum sepenuhnya dapat melaksanakan tugas dan fungsinya sebagai penyelenggara pemerintah daerah khusus ibu kota nusantara khususnya dalam melakukan pengambilalihan tanggung jawab penyelenggaraan urusan pemerintahan daerah.

Yang dimaksud dengan "penyelenggaraan urusan pemerintahan daerah" adalah pemberian layanan dasar kepada penduduk ibu kota nusantara antara lain pemberian layanan di bidang kependudukan, bidang pendidikan, bidang kesehatan dan/atau bidang lainnya di luar kewenangan khusus dari otorita ibu kota nusantara.

Sebagai konsekuensinya, pemungutan pajak daerah dan retribusi daerah sampai dengan akhir tahun 2026 masih menjadi kewenangan dari pemerintah daerah provinsi Kalimantan Timur, pemerintah daerah kabupaten Kutai Kartanegara, dan pemerintah daerah kabupaten Penajam Paser Utara sesuai ketentuan peraturan perundang-undangan termasuk peraturan perundang-undangan di bidang hubungan keuangan pusat dan daerah dan pemerintahan daerah.

Pasal 46

Cukup jelas.

Pasal 47

Ayat (1)

Cukup jelas.

Ayat (2) . . .

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Ayat (2)

Pemerintah menyampaikan Peraturan Presiden mengenai rincian APBN kepada badan anggaran Dewan Perwakilan Rakyat. Selain penyampaian Peraturan Presiden mengenai rincian APBN, Pemerintah juga menyampaikan dokumen yang berisi kelompok penerima manfaat dari program dan kegiatan.

Selain itu juga disampaikan dokumen yang menjelaskan mengenai sasaran prioritas nasional dalam rencana kerja pemerintah yang disertai dengan sasaran indikator (*baseline*) tahun 2024, *outlook* 2025, serta target tahun 2026, program-program Kementerian/Lembaga, dan alokasi anggarannya. Dokumen tersebut disampaikan pada bulan Desember tahun 2025.

Ayat (3)

Pelaksanaan dilakukan secara bertahap.

Pasal 48

Ayat (1)

Cukup jelas.

Ayat (2)

Yang dimaksud dengan "dikelola secara khusus" adalah dana bersama penanggulangan bencana dapat dikelola oleh unit pengelola dana bersama penanggulangan bencana dan diperlakukan sebagai pendapatan/penerimaan unit pengelola Dana Bersama Penanggulangan Bencana.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 49

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d

Penetapan tingkat kemiskinan sesuai dengan metodologi penghitungan Garis Kemiskinan Nasional yang dilakukan oleh Badan Pusat Statistik.

Huruf e . . .

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Huruf e
Cukup jelas.

Huruf f
Cukup jelas.

Huruf g
Cukup jelas.

Huruf h
Cukup jelas.

Huruf i
Cukup jelas.

Huruf j
Cukup jelas.

Pasal 50
Cukup jelas.

Pasal 51
Cukup jelas.

Pasal 52
Ayat (1)
Yang dimaksud dengan "penyesuaian anggaran belanja yang mengakibatkan perubahan indikator dan target pembangunan" adalah penyesuaian anggaran belanja antarprogram dalam rangka mengakomodasi penyesuaian program, kegiatan, dan/atau proyek sesuai arahan dan/atau direktif Presiden.

Ayat (2)
Cukup jelas.

Pasal 53
Cukup jelas.

Pasal 54
Cukup jelas.

TAMBAHAN LEMBARAN NEGARA REPUBLIK INDONESIA NOMOR 7144

SK No 264931 A

I-AMPIRAN I
UNDANG-UNDANG REPUBLIK INDONESIA NOMOR 17 TAHUN 2025
TENTANG
ANGGARAN PENDAPATAN DAN BEI’./qNJA NEGARA TAHUN ANGGARAN 2026
RJNCIANANGGARANBEI.ANJAPEMERINTAHPUSATMENURUTORGANISASI,FUNGSI,DAN
PROGRAM, DAN ALOKASI PEMBIAYAAN ANGGARAN DAI.AM ANGGARAN PENDAPATAN DAN BEI“ANJA NEGARA
TAHUN ANGGARAN 2026
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1.3 a23.723.1A4.554 t.4 Ekonomi
Perlindungen Lingkuntan Hidup 13.358.614.384
1.5 dan Fasittas Umum 28.616.530.003
1.6 Pcrumahan
153.100.068.262 t.7 Keg€hatan
2.965.144.492
1.8 Pari{riseta
14.407.406.443 1.9 Agama
459.692.569.843
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Pcrlindungan So.ial 279.54t.#2.531
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Program Penegal@n
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SK No264930A

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(Ribu Rupiah)
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2.4 OII XEIEITERIAT LUAR IfECtrRI 10.220.520.a1r
2.4.1 Program Dukungan Manajemeh 7.939.336.6s6
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2.4.3 Program Pelindun8an wNI di Luar Netcri scrta Pelayanan Publik 266.t6A.776
,.9 O12 IIIXEf,TERIAX PERTAE/IT^i 1A7. 1oo.dxr.qx,
2.9.1 Program Dukuntan Manajemen a1.402.ao5.552 2.9.2 Progra.tn Kebijakan dan ReSulasi Pertehanan 36.717.369 2.9.3 Program Modemisasi Alutsista, Non Alutsista, dan Salpras Pertahanan 83.494.394.091 2.9.4 Program Pembinaan Sumber Daya Pertahanan 355.318.806 2.9.5 Program Riset, Industri, dan Pendidikan Inggi Pcrtahanan 1.789.500.360 2.9.6 Program Petaksanaan Tugas TNI 5.537.983.587 2.9.7 Program Profesionalisme dan Kes€jahteraan Prajulit t4.4As.2aO .235
2.10 O15 f,UETf TTRIAII I{EI’AITOAX 52.O16.OOO.(XX’
2.10.1 Program Dukungan Manajemen 49.615.259.817 2.1o.2 Program Pengelolaan Belanja Ncgara 24.406.799 2.10.3 Program PcnSclolaan Penerirnaan Negara r.997.064.442 2.1o,4 Program Kebijakan Fiskal Scktor Keuengan dan Ekonomi 90.032.330 2.10.5 Program Pengelolaan Perbendaharaan, Kekayaan Negara dan Rioiko 249.232.572
2.11 O1t I’UE ERIAT PERIAIIIAT 4{t. 14s.qxr.qx,
2.11.1 Program Dukungan Manajemen 4.954.44? .716 2,11.2 Progam Nilai Tambah dan Daya Saing Industri 6,67 4.618.1 I I 2.1 1.3 Program Ketersediaan, Akses dan Konsumsi Pangan Berkualitas 23.781.600.434 2.t1.4 kogram Pendidikan dan Pclatihan Vokasi 729.933.339
2.t2 O 19 IGf, ErIIRlrI| PERIIIDUBTRIAI 2.5(,1.796.6t3
2.12.r Program Dukungan Manajemen 1.655.O01.762 2.12.2 Pro$am Nilai Tambah dan Dalq Seint Industri 729.590.915
2.12.3 Program Fendidikan dan Pelatihan Vokasi r 17.204.006
2.LE (liIO XEIEf,TERIAT EIDRGI I’AII I’AYA UITERAL to.ttz.gt ?.491
‘I’UBER 3.564.037.256
2.13.1 Program Dukungan Manajemefl
2.13.2 Progam FendidikEn dan Pelatjhan Vokasi 340.866.495 2.13.3 Progafir Eoergi dan Ketenagalistrikan 6.051.741.306
2.13.4 Program Fertgnbangan Mineral dan Batubara 53.249.9?9 2.13.5 Program Mitigasi dan Pelayanen Ceologi r08.102.4s5
2.r4 O22 ATE TERIAT PERIIUBUiOAII 2A,1A9.4o4.7t2
Program Dukuntan Manajernen 9.777 .942 .539 2,14.2 Program Pendidikan dan PelatihaD vokasi 1.834.949.516 2.14.3 Program Infrastrulcur Koneldivitas 16 .A7 6.512.657
2.t5 -
SK No264534A

REPIJBUK INDONESIA

(Ribu Rupieh)
2.1S o24 trUlrT ERlAr XEaEHATAIT 114.qxr.qxr.qro
2.15,I Program DukunSan Manajemen 9.525-831.950
2.15.2 Program Pendidikan dan Pelatihan Vokasi 2.97 6.47 t .427 2.15.3 Program Sumber Daya Kesehatan 59.4r3.883.231 2.15.4 Program Pelayanan Kcs€hatan Primer 2.925.361 .25r
2.15.5 Progam Siste& Ketahanan Kesehatan 9.201 .977 .7 A3
2.15.6 Program Petayanan Kesehqtan Lanjutan 29.956.074.358
2.16 (,l5 XUIf,TEAIAIf AGAIA t8.897.71’ t.3aO
2.16.1 Program Dukungan Manajemc! 54.3a2.227.614
2.16.2 Protrah Kerukunsn Umat dan Layanan Kehidupan Beragama 1 .476 .136.254 2.16.3 hogram Kua.litas Pengajaran dan Pembclajaran 9.254.268. r rs
2.16.4 kogrem Pendidikan TiaSd a.563.732.752 2.16.5 Prograrn Wajib Belajar 13 Tahun 15.221.363.645
2.17 0’16 REITTERIAIf XETEIiAG’IIERJAIT 3.t6(l,457.O2t
2.1?.r Progam Dukuntan Manajemen 1.28E.736.520 2.t7.2 Program Pendidikan dsn Pelatihan Vokasi 968.113.824 2.17.3 Progam Pembinaan Ketcnagakeiaan 1 .604 .006.677 2.14 (yl? XAtrEfatruAIl AOAIAI 8*.,+,1o.O56. 166
2. r 8.1 ProEram Dukungan Monajemcn 6.578.794.O79 2.t4.2 Program Perlindung6n Sosial 77.461.262.O47
2.19 (x’2 BUEtrTEAIAII IIIN.AUTAf, DAII PERIXAITAT l8.Odr.qxr.ooo
2.t9.1 Proglam Dukungan Manajemen 3.631.060.209 2.19.2 koglam Nilai Tambah dan Dal.a Saing Industri 384.600.000
2.19.3 Program Pcndidikan dan Peletihan Vokasi 266.664.436 2.r9.4 Program Pengelolaan Perikanan dan Kelautan 8.673.13r.35s
2.19.5 Program Kualitas Lingkungan Hidup 44.540.000
2.Xt OO5 XWEtrII,RI’I XOORDTTAIIOR BIDATO PEBII(OI|OIIAJf 1eB-214.1 43
2.20.1 Program Dukungan Manajemcn 267 .772.237 2.20.2 Program Koordinasi Pelaksanaan KebijaLan 2t7.442.204
2.21 IiFTi 236.7o4.9t2
XIEUDAYAAf,
2.21.1 Progam Dukungan Manajemen 171.113.372
2.21.2 Program Koordinasi Pelaksanaan Kebijakan 65.595.620
2.22 O4I XIUETTIRIAT BADIN I’EAIIA XTLIK IIEGARA 2AO.311.060 2.22.r Proglem Dukungan Manejemen 197.425.736
2.22.2 Proglam Pcngembangan dan Pcogawssan BUMN a2.4a5.324 2.2E (r I|EUETTARIAT IEXBIRI’AYAAIf PIREUPI’’! DAIi PERLIXDUTGAf, 214.r.12.4r7
/lirI(
2.23.1 Program Dukungan Manajemen 145.O42.4t7 2.23.2 Program K€setareafl G€nder, Perlindungan Perempuan dan Ana-k 69.070.000
2.21 O4A XTTEMTERIAI| PE DAYACI’TAAT APANAN’’ TEGAAA DT.T d9r.9eo.t2,
2.24.1 kotrem Dukuntan Manajemen 253.460.r27 2.24.2 Program Kebijakan, Pembinasn Profesi, dsn Tata Kelola ASN 139.520.000
2.25
SK No 264533 A

EUK INOO

{Ribu Rupiah) 2.25 O5O BAI)AT ltrrl&t.’E iEGARA 16.670.000.000 2.25.1 Progeln Dukuagan Manejemen 3.571.153.748
2.25.2 ProSram Penyelidikan, Pengamanan, dan Pengga.langan Keamanan Netara r3.098.846.252
2,26 O51 BAI’AT BIBER, IIAIf SAIDI IiEoARA 3.495.547.080
2.26.1 Progam Dukrngan Manajemen 41s.966.889
2.26.2 Progra& Keamanan dan Ketahanan Sibar dan Sandi NegaJa 3.079.580.191
2.2? O54 BADAII PI’BAT &TATTSIIB 6.926.9t5.046
2.27.1 Program Dukungan Manajemen 3.7 t7 .561 .70r
2.27.2 Progam Penyediaan dan Pelayanan Informasi Statistik 3.209.423.345 2.24 065 BADAI PERtfC/ttAAr P BArGrrrAr r,AEtOIt/tL / BAPPEIAA 2.!97.qxr.qx’
2.2E,1 Program Dukungan Manajemen | .527 .7 13.403 2.24.2 Program Perencanaan Pembangunan Nasional 1 .069.286.597 2.29 036 xr;fEIrrtRIAr AoRARIA lxrlf TATA mrAlG/BPf, 9./+99.345.955
2.29.1 Program Dukungan Manajemen 7.094.443.942 2.29.2 Program Pengelolqan dan Petayanan Pertanahan 2.122.445.06A 2.29.3 Program Penyelenggaraan Penataan Ruant 281.6r7.955
2.30 O57 PEBPU TAXIAT TTAIOI|AL NEPI’BLII( If,DOf,IAIA t’f1 -999-S3’.f
2.30.1 Program DukunSan Manajemen 302.925.449
2.30.2 Progra$ Perpustal€an dan Utcrasi 75.074.088
2.el O59 X,;XENITERIAIf KOIlrlllLAal ITA ITIGITAI 4.621.910.745
2.31.1 Program Dukungan Manajcmen 2.142. tO9 .964 2.3r.2 ProSram Pengembenten dan Penguetan Ekosistem dsn Ruang Di$tal 9s0.390.860 2.31.3 Protram Pengernbangan dan Penguatan hfrastruLtur Digital 5.531.809.922
2.32 06(, II}FOLI’IA’ TECARA REPI’BLII( UDOI|EAIA 145.O60.OOO.qX’
2.32.r Program Duku[gan Manajcmen 73.093.933.266 2.32.2 Program Profcsionalisme SDM Polri l.65s.816.744 2.32.3 Program Fenyelidikafl dan Penyidikan Tindak Pidana 3.644 .736.84 | 2.32.4 Progrartr Modemisaoi Almataus dan Sarana Pras€.rana Polri 52.73?.056.520 2.32.5 Program Pemeliherasn Kesmanan dan Ketcrtibsn Masyarakat 14.9la.456.629 2.33 06II BADAT PEIOAWAI OBAT T’AT f,AIllIAT 2.247 .O4S.[3A 2.33.1 Program Dukuotan Manajemen r.776.835.E13 2.33.2 Program Pengawassn Obat dan Makanan 470.207.345 2.44 064 LEIBAOA I’IETAIIAITAI{ ITAAIOTAL 212.O29.744 2.34.1 Program Dukungan Manajemen 152.999_954 2.34.2 Program Pembinaan Ketahalan Nasional 59.O29.A26
,.35 065 XAIEf,TERIAX llVEST’$ DAT EILIRIIASI / BAD’N 775.o42.249
PET(ATAI/TII f,OD/IL
2.35.1 ProSram Dukungan Manajemen 476.543.647 2.35.2 Progrem Pcnensman Modal dan Hiliiisasi 294.494.642
2.46 066 BATA ITARXOrIXA XAaIOTAL (E Iq 1.516.617.307
2.36.1 Program Dukungan Manajcmen 1.349.294.494 2.36.2 Progrem Pcncegahan dan Pembemntasart Penyalehgunaan dan Peredaran Gelep 167.318.809
Ne-rkobe IP4GN)
2.37
SK No264532A

PRESIDEN
REPUBLIK INDONESIA
PRESIDEN REPUEUK INDONESIA

(Ribu Rupiah)
2.97 06A I|EUIf,TIRIAT XIPETDUIX’I’Af, DAT PEIBAf,OUIAf, KEI,U/iRGA / 9.5,i7 .978.2t9
BAI’AT XIEDEIII’I’DI’XAT DAT EII’ATOA EEREf,OAIiA TAAIOIIAL
2.3?.r Proglam Dukungan Manajcmen 3.274.669.594
2.37.2 Progam Fembantunan Keluarga, liependudukan dan Keluarga Berencana 359.305.641
2.SC (y74 KOXTSI TAAIOf,AL IIAI( AIAAT UATI’AIA t61.624.?2’ 2.38.1 Program Dukuntan M€najemen 137.443.942 2.34.2 Program Femajuan dan Penegskan HAM 30.180.783
1.39 O75 BAI’,AT trDIIOROI’OI, IILIIAIOI,(‘GI DAT CE T!8IT’A 2.6?5.4E4.903
2.39.1 kogram DukunSan Manajcmen 1.305.544.368 2.39.2 kogrem Mcteorologi, Klimatologi, dan Geolisika 1.369.E94.s3s
2.40 o75 XOXrg PUlrEAi I,XUX 3.s39.5E7.941
2.40.1 Pro8ram Dukungan Manajemen 3.452.2a3.939
2.40.2 Prograrn PeayelengSaraan Pemilihan Umum 47.304.OO2
2.4t dr“t fAErAIrR r(oramTrrat Rt a7ar3aJ.542 2.4t.1 Program Dukungan Manajemen 177.416.202 Program Penanganan Pcrkara Konstitusi 201.519.340
2.42 o7a PITEAT PEt tP(tRAr DAIf Aml,lAra TRAI|AAAfl BIUAII(}AI PPATXI o33.577.OaO
2.42.1 Program DukunSan Manajemen 251.4a1.E7a 2.42.2 Program Pencegahan dan Pembemntasan Tindak Pidana Pencucian Uant (IPPU) 42.o95.202 dan Pcndanaan Teroriame
2.44 063 BArrAt [tFORlAar GEOSFaATAI lErcl 2.2?t.253.562
2.43.1 Program Dukungan Manajemen 152.521.690 2.43.2 Program Penyrelengtaraan Informasi ceospasial 2.tra.?31.472
2.4 oa4 BArrAtr aTarrrARlaAar rAalof,Al, lBau Lgo.@s.227
2.44.1 Progra$ Dukulgan Manajemen 145.819.627 2.44.2 Program Standsrdisasi Nasional 44. r83.600
2.44 oa6 EArrtIr PEf,cAwra rttlrcA lflrBltR lB FE Efl 117.741.340
2.45.1 Program Dukungsn Manajemen to4.t45.754 2.45.2 Progrsm Riset dan Inovasi Ilmu Pengetahuan dan Teknologi 13.59S.786
2.16 0A6 LF.[D’GA ADf,ITTETRAAI IIEOTN,A 29d.A493A2
2.46.1 Prograr! Dukungan Manajemen 246.127.607
2.46.2 hogram Kebijakan, Pembinaan Profesi, dan Tata Kelola ASN 47.221.775
2.47 067 TnlIE i’AIOIIAL nIFUBLTX IIIDOiE3IA ,79.835.3t3
2,47,1 Prograrn Dukuntan Manajemen 186.066.945 2.47.2 kotram Penyelenggaraan Keqlsipan Na8ional 93.268.438 a.*a OAt BAI’AI IIEPECATAI T XEGARA 659.467.42ll
2.48.1 Program Dukungan Manajemen 620.O54.50r 2.48.2 Progrem Kcbijeksn, Pembinaan Plofesi, dan thta Kelola ASN 19.413,322
2.49 ot9 BADAI| PEIOAVaAAT IrArArA/ii DAr IWBATCUTAT (BlllPl 2.37+.93a.s53
2_49.1 Program Dukungan Manajemen 1,979.4A2.E97 2.49.2 Progrsm Peogawas€n Pembangunan 395.535.656
2.50 O9O IIEUET(IInIAT PERI’AC/NGAT 1 +q1.354.230
2.50.1 Program Dukungan Manajemeo 1.277.Ot7.142 2.50.2 Ploglam Perdagangen Lua.r Negeri 88.490.018 2.s0.3 kotraff Ferdaaangan Dalam Negcri 34.457.O30
2.51 _
SK No264531A

PRESIDEN
REPUBLIK INDONESIA
FRESIDEN REPUBUK INDONESIA

(Ribu Rupiah)
2.Et O9iI I’IEUEf,I?RIAI{ PEII’DA DAT OI’IIRAGA 1.156.OOO.(xX’ 2.51.1 Program Dukungan Manajemen 336.300.413 2.51.2 Keolahragaan 760.199.537
2.51.3 Protram Kepcmudaan 59.500.0so 4.62 o93 KOXTBI pEUBEBAmtIAIf f,ORrrl6t lL rl 1.5t1.460.633
2.52.1 Program Dukungan Manajcmen 1.059.248.436 2.52.2 Program Pencegahan dah Penindal6n Pelkara Korupsi 522.612.2t7
2.t3 O9A DEPAT PERWASLAI( DAERAII IDPDI t.aoo.qro.qx, 2.53.1 Progra$ Dukungah Manajemen 717.759.ta3
2.53.2 Pro8ram Penyelcnggaraan tembaga L€gislatil dan Alat Kelengkapan t .o42.240 .817
2.34 IOO KOXI5I II’DIAIAL REPI’BLIT 193.2s3.1s4
2.54.1 ProSram Dukungan Manajcmcn 156.020.913 2.54.2 ProSram Fenagakrn Integritas Hakim 39.232.241 2.58 I(x’ BAI’AI ;AAIOIiAL PI ATOOULA’OAT EE c,AIlA 4t 0.962.957 2.55.1 Program Dukungan Msnajemer 240.962.957 2.5s.2 kogram Kctahanan Beocara 250.000.000
2.56 ffi r-ITi:rrlr:rT’Tfil i46.486.164
PELTTE’ SAT PEIITR.’A TIGRAI( ITIX’IIAIA
2.56.1 Protram Dukungan Manajeruen 43A.612.72t 2.s6.2 Program Penempatan, Pelinduflgan dan Pemberdayaan Pekcrja Migran Indonesia ro7.723.447
2.87 106 T BAGA S3Ar.rfi/NI EE OADAAT BaIAf,C/JAAA pulRlrTllt lt (:Pn ,16.256.9s4
2.57.1 Program Dukung&n Manajemen 108.099.s94 2.57.2 Program Pengadsan Barang/Jasa Na8ional 108.167.360
2.sa 1(}7 E Der aAR iAStOrA& 1.333.675.969
2.58.1 Progrem Dukungan Manajemen 844.993.881 2.54.2 Prografi Pencarian dan Pertolontan pada Kccelakaan dan Bencana 708.682.088
2.69 lot xofl.l PEfoAwra PERaalnorr rraAsA IBPPUI 163.49E.a93
2.59.1 PlograItr Dukungan Manajemen ro7.182.OO0 2.59.2 Program Feagawasan Persaingan UBaha dan Kcmitraan 56.3r6.893
2.@ IlO OIBI’IXXAIf RIPUELIK lrDOIIAlA 231.978.t73
2.60.r Ploglarr! Dukuntan Manajemen 214.955.632 2.60.2 Program Pengawasan Pcnyelenggaiaan Pelayanan Publik 37.O22.54t
,.61 lrl BADar rf/tltoltAL PllfcEf,ot A EDRBATEAtr (trppl ,16t.610.4?5
2.61.1 Progam Dukungan Manajemeu 222.449.467
2.61.2 ProSram Pentelolasn Batas Wilajrsh Ncgara dan Kavasan Perbatasan 246.76t.OO4
2.62 11’ BADAI P! GUAAI AIf XATTATT PIRDAT iOAI EEBAA DAII 2.62r.9*A.63,0 BEBAA BATAI (aPIEB IATAI}
2.62.1 Program Dukungan Manajemen 1.099.028.051 2.62.2 Program Pengembangan Kawasan Strategis t.428.920.479 2.69 113 BAITA TaAI(XAL EE AIf(rcIrLAtrCAr TERORIEII (Bf,m Lat9.777.4Ae
2.63.1 Pro8ra$ Dukuogan Manajemen 2A4.72a.360
2.63.2 Program Fenanggulangan Terorisme 1.435.049.128
2.64
SK No264530A

PRESIDEN
REPUBLIK INDONESIA
FRESIDEN BLIK INDONESIA

{Ribu Rupiah)
2.61 11! BAI’AT PEIGAWAA PEILIHAI UXI’f, 2.472.9A4.469
2.64.1 Protra.rn DukunSan Manajemen 2.430.276.632 2.64.2 Program Penlrclcog8alaan Pcmilihan Umum 42.657.437
2.6t 116 LEIBAOA PEIrIIAR/rIi PI’ELII’ BADIO iIPI’BLII’ ITDOIiEAIA 997.705.955
2.65.1 Prcgram Dukungan Manajemen 981.837.610 2.65.2 Program Penyiaran Publik 15.868.345
2.66 117 rE[.EVtAt RtPlrDI,lr IIDOTEAIA 1.159.7G1.O5(l 2.66.1 Progam Dukuntan Manajemen 975.716.r?9 2.66.2 Program P@yiaran Publik 183.946.88r
2.67 11A BADAtr PE]rOUEAIIAAX XAW“AJI BIBAS tIAi g6-1’t3.7tt3
PEtAgtEa BEAAa aAAATO (aEBPB ‘IRIIAGATGAIf
2.67.1 Program Dukungan Manajemen 31.216.198 2.67.2 Plogram Paogchbangan Kawasar! Strategis 5.259.545
2.64 1I9 BAI’AT EEAX’IT I,,/IUT 1.?51.94?.493
2.64.1 Plo8rarn Dukuntan Manajemen 247 .Oa4.959 2.6A.2 Program Keamanan dan Keselamatsr di WilalEh Perairan Indonesia den Wilayah 1.504.902.934
Yurisdiksi Indonesia a.69 r22 BADAI| P BIf,AAIf IDEOI.OCI PTTCABII.A 384.462.O22 2.69.r Program Dukungan Manajemen 151.142.022
2.69.2 Program Pembinaan ldeoloSi Pencasila 233.720.000
2.V0 12A L EAGA ?ENLIiI’I’f,OiI SAXAI I’AIT KORATN 269.222211
2.70.r Plotrarn Dukuntan Manajehen 137.008.934 2.70.2 ProSram Penegakan da,r Pelayanan Hukum 122.2t3.277
2.7t 12{ BADAI EIBET DAf IIOV/TBI f,T’IOTA.L 6.14+.562-191
2.71.1 Program Dukunga! M€najemen 3.874.808.796
2.7 r.2 Program Riset dan lflovasi Ilrnu Peatctahuan dan TEknologi 2.269.753.395
,.72 125 BAI’AII PATOAtr TAEIOI|AI,
^19.291.6@
2.72.1 ProBram Dukungan Msnajemen 144.Oga.272 2.72.2 Program Ketersediasn, Akscs dan Konsumii Pangan Berkualita8 89.196.331
2.7e 126 (,rloRrfA ll[, xorA lluaAftAlA 6.262.046.470
2.73.1 Program Dukungan M€najehefl 552.974.O49 Progam Pcngcmbangan Kawassn Strategis 5.709 .O72.7A1
2.74 127 BADAI ArRArfttA lrDortalA 1.796.065.911
2.74.1 Program Dukungan Manajerncn 1.191.418.840 2.74.2 kogam Keters€diaan, Akscs dan Konsurnsi Pangan Berkualitas 604.647 .O7 t
2.?6 124 EAI’AT OI’A IAAIOIIAL l6a.qro.dxr.dx,
2.75.1 kotram Dukuntan Manajemen 12.419 .766.696 2.75.2 Program Pcmettuhan Oizi Nasioaal 255.sEO.233.304 u.76 129 XEIIrIERIAT I’(X’RI’IrAToR BIDAIIG FOLIIIX DAI I’EAX,IAT 367.99?.743
2.76.1 Program Dukungan Manejcmen 224.997.743
2.?6.2 Program Koordinasi Pelak3snean Kebijakan 133,O00.OOO
,.77 r3o xtxEfTEar^r rooRDIIIATot BtDArc EUf,UI’ HAX, tfrcRA6t DAr 221.934.522
PIIAAYAiIXA’TAtr
2.77.1 Progem Dukungan Marajehen 158.149.96s
2.7?.2 Plogram Koordinasi Pclaksanaan lGbijakan 63.744.557
2.7A
SK No264529A

PRESIDEN
REPUBLIK INDONESIA
PRESIDEN REPUBUK INDONESIA

(Ribu Rupiah)
2.79 131 T,f.5Iil’.-7rl J:iT;f5fr7.r, f;rIJ 206.94?.119
2.7A.1 Progarn Dukungan Manajemen 156.987.149 2.74.2 ProSrarl Koordinasi PelalGana6r Kebijaken 50.000.000
2.79 rFrl ffi 262.53?.;i71 ot i/lll ltEvlL|YAHAI
2.79.1 Program “wBAf Dukungan Manajemen t79.6t2.441 2.79.2 Program Koordinasi Felaksanaan Kebijakan 82.944.890
,.ao 19. XUIf,TBRIAT XOON.DIiA’IOR BIDTTC 33A.3A5.saO
2.80.1 ProSra.rn Dukuntan Manajemen 264.630.625
2.80.2 Program Koordhasi Pclaksanaan Kebijakatl 68.954.955 2.81 1O3 MEIrlBlAX EUXUU 1.211.213.291
2.Al.t Plo8ram Dukungan Manaj€men 3.198.015. r73 2.41.2 Program Penegakan dan Pelayanen Hukum 976.163.540 2.81.3 Prograrn Pembentukan Regulasi 4?.036.574
2.42 135 talf,E TlRtAc Hlx AaAat IAIfuStA 714.129.474
2.42.1 Prograr! Dukungan Manajcmen 583.O51.247 2.42.2 Prcgran Pemajusn dan Penetaken HAM r35.078.185
2.ac 187 KWIITERIAtr IXICNAAT DAI| l8.t+9.o74.5t1
2.83.1 Program Dukungan Manajemen 12.302.!24.469 2.43.2 ProSram Penegal<an dan Pelayanan Hukum 6.546.950. r l2
2.41 13A MIrIDRIA.T DEIDIDIIIA DAAAR DII IEIEIOAII s6.6a2,1AO.(xto
2.44.1 Program Dukungan Manajemen 4.799 .553 .570
2.A4.2 Program Pendidikan dan Pelatihsn vokasi 3.13E.205.667 2.44.3 ProtraIn Kualitaa PcnSajalan dan Pe&belajaran 20.454.627.435
2.A4.4 Program Wajib BcLajar 13 Tahun 24.102.525.345 2.84.5 Pro$am Pembangunan Kebaha8ern dan Kesastraan r83.217.943
2.43 139 Brfltf,tE Ar DEI ,I! tBAt rtrOct, aArtrB, DAr rBXrOLd]l 61.873.870.OOO
2.85.1 Prograh Dukungan Manajemcn t7.o47 .002.645
2.85.2 Program Pendidikan TtnSd 43.199.367.315 2.8s.3 Program Ris€t dan Inovasi llmu PenSetahuan dan Tek[oloti 1.627.500.OOO
,.e6 14O IIEIEIIBBIAT IiEAUDAYAAI 1.so7.391.t21
2.86.1 Progrem Dukungan Marajemen E52.698.093 2.46.2 Program Pemajuan dan Pelestarian Kcbudayaan 654.693.724
2.47 141 BAD’ PEf,YII,If,COAiA IIA.II 579.(xt1.71? 2.87.r Program Dukungan Manajcmen 94.067.388
2.47.2 Program Kerukunan Umat dan l-ayanan Kehidupan Bcragama 444.964.329
2.AA I42 BADAT PEIYEI,EIIGGANA .’Af,IIlAIf PNODU!3 HAIAL s51,444.230
2.88.1 hogram Dukungan Manajemen 160.427.169 2.48.2 Program K€rukunan Umat dsn Layanan Kehidupan Beaagama 39r.021.061 2,49 1{I’ XIIETTERIAf, IIEEITTAI|AT 6.O89.286.254 2.49.1 Proglam DukunSan Marajerlcn 4.203.232.096
2.A9.2 Program Pcndtdikan dan Pelatihan Vokasi 112.344.750 2.49.3 Program Fedgelolaan Hutan Berkelanjutan I .723.704.4t2
2.90
SK No 264528 A

PRESIDEN
REPUBLIK INDONESIA
PRESIDEN REPI.JBLIK INDONESIA

Fr.n {Ribu Ruplah)
I.l/+ IlE ArIIRIAII UI(}XUXGA! I IruP / BAI,AT PEIOEI{DALIAX 1.t95.394.243 LIICXUTOAT IIITX’P
2.90.1 ProE am Dukunggn Manajemcn 461.162.376 2.90.2 hotram Kualitas Lingkungan Hidup 476.44t.690
2.90.3 Program Ketahanan Bencana dan Perubaian Iklim 54.790.177
2.rt l+lt BulmtRrAx PlfilR.rr/rlf uut l rla.soo.ooo.ooo
2.91.1 ProgralE Dukungan Manajemen 9.052.557.404 91.2 Program Pcndidik6n dan Pelatihan Vokasi 140.648.866 2.91.3 hotram Infrastruktur Konektrvitas 42.606.542.257 2.91.4 Program Ketahanan Sumb€r Daya Air 32.095.164.080 2.91.5 Progrsm Perumahan da’t Kawasan P€rmukiman 10.694.320.539
2.91.6 Prasarana Strate$s 23.910.? 26.454
,.92 10.495.50?.244
2.92.1 Dukungan Manajemen 977 .201.OO3
2.92.2 Ferumahen dan Kawasan Pcrmukiman 9 .918.306.241 2.9e t1t izlrJr]rB:Fal 1.851.694.2rs
2.93.1 Dukungan Manajcmen 963.613.967
2.93.2 Pcndidikan dan Pelatihan Vokasi 284.110.065 2.93.3 Periwiseta 603.970.253
2.94 l.tt LUlf,TEBtAIf EIIOIiOII l{lRIA“If / EAIlAr EI(OIOUI KREAflI 52E.468.567
2.94.1 Program Dukungan Manajemen 448.168.567 2.94.2 Prograra Ekonomi l&catif 80-300.ooo
2.95 149 IMtrtrfTA,RIAII XOPIRAE! 962.(,4it.51s
2.95.1 Dukungan Manajemen 313.254.340 2.95.2 Protraln Pcrkoperasian 64a.?A9.27 5
2.96 1SO $|l tIfIIt rn UBASA UtrtAO, XECtt DAr XIXEI|OAH 545.69O 1Oi1
2.96.1 Program Dukuntan Manajemen 264.447.O14 2.96.2 Usaha Miko, Kccil, Menengah, dan Kewirausahaan 278.103.388
2.97 t5l ffi 2.5@.226.O52 2.9?.r Program Dukungan Manajcmcn 609.414.795
2.97.2 Program Desa dan Pcmbangunan Dacrah Tertinggal 1.894.811.257
2.94 152 l(Eul[‘ltRtttr TRAIlAf, rcRLl t.tto2.o4o,ra4
2.94.1 Program Dukungan Manajemcn 564.405.656 2.9A.2 Program Tlansmigasi 1.337.635.128
2.1’ AAGTAT AiGGARAT BNTDA! TA UTUT ICEGIRA 1.639.1a6.613.qX’
2.99.1 Ptogram Pengelolaan UtaIS Ncgala 599.440.498.164 2.99.2 Protram Pengelolaan Hibah Negara 350.61O.OO0
2.99.3 Program Pengelolaan Subsidi 314.886.235.607
2_99.4 Program Pengelolaan Bclanja Lainnya 526.554.O14.932
2.99.5 Fengelolaan Ttansaksi Khusus 193.954 .a54.297
SK No264527A

PRESIDEN
REPUBLIK INDONESIA
PRESIDEN
REPUBLIK INDONESIA

rTTFT. (Ribu Rupiah) IET.I!
lll -iz’i:17f;z fxr.a.rrirrl I
l.l Bcrherga Netara (Ncto) 799.534 .7 53.376 t.2 Prnjaman (Netol 32.67 4 .145.453 r.2.1 Pinjstn n Dalam Ncgen (Nctol 16.536.498.992) l.2.l.l penarikan Pinjem.n Dalem Nc8.ri (Brutol 7.334.804.848
1.2.t.2 Pcmbayeran Cicilan Pokok Pinjanet Dala.rn Ncgeri ( 13.87 r.3O3.EE01
1.2.2 Prnjeman lxar Ncgcri (Nctol 39.210.644.445
1.2.2.t Fenarik4n Pinjaman Luar Ne8eri (Bruto) 144.543.404.779
1.2.2.t.1 Tunai 41.929.930.OO0
1.2.2.t.2 Kcdatan 1o2.613.47 4 .?79 t.2.2.t.2.t Ketiatan Pemcrintah Pusat 97.953.6?? .465
.2.1 .l Kcgiatrn Kcrncntcrian Nctata/L.mbega 95.2r2.989.655
| .2.2. t
Kcdatan Dit.rulhibehken 2.740.6A7.gto
1 .2.2.1.2.1 .2 r.2.2.t.2.2 KcEiatan k pada Badan Useha Mdik NeSeta/P.mcrintah Da6ah 4.659.79?.314 Cic an Pokok Pinjanatr Luar Ncteri (r0s.332.760.334) t.2.2.2 Pcmbayaran
2 P.duata.! Lr..trd
U.aha Milik Ncg.ta dan Badan LaJ.anen Umum (41.4s6.239.7361 2.t Investasi Kcpada Bada!
Inv6tali Kepade Oryanilasi/LKl/Badan Ulahr lntcme6ional (1.960.28 t.2441
2.2 lnvcstali P.mcrintah olch BUN (Non-Perm6ncnl (51.795.700.O0O1
2.3
2.4 Lslnnya ( I 1 1.839.303.9571
2.4.1 Pcndidikan 19.00o.000.0oo1
2.4.2 Pembiayae, Investasi 142.O? 4.3O3.95?l Pambiayaan lainnya (60.765.000.0001 Prncrinrean Kamba-ti lnvesta3i 3.994.641.371
3 lxr.r13.616l
Pinj.man k pada Bad.n Ulaha Mitik Netara/Pcmfiintah Dacrah {404. rs2.6551
3.1 lNctol
3.1.1 Bnjaman kcpada Badan Usaha Milik Netara/Pemcnntah Dacrah (Brutol 14.6s9.797.3141
Pcncfimarn Cicilan Pc gcmba.ll6n PinJaEan d.ri Ba&n Usaha Mihk 4.255.644.659
3.1.2
Netare/ Pcmerlntah Dacrah
!]
4.1 Ssldo An!$mn lrbih 60.000.000.000 P.ntclolaan Arct 400.000.000
PRESIDEN REruBUK INDONESIA,
ttd.
PRABOWO SUBIANTO
s€suai denSan aslinya SEKRETARIAT NEGARA
BUK INDONESIA dan
Hukum,
Djaman
SK No264929A

PRESIDEN
REPUBLIK INDONESIA
FRESIDEN
REPUELIK INDONESIA
IAMPIRAN II
UNDANC.UNDANG REPUBLIK INDONESI.A
NOMOR 17 TAHUN 2025
TENTANC
ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2026
POSTUR APtsN TAHUN ANGGARAN 2026
(Ribu Rupiah) A. 3.113.r80..166.t53
I. PENERIMAAN DAIAM NEOERI 3.152.914.L92.626
I. PENERIMAANPERPA’AXA 2.693.7 14.250.OOO
2. PENERIMAAN NEGARA BUKAN PAJAK 459.L99.942.626 II. PENERIMAAN HIBAH 66.274.237
-I 9.412.72E.3,,9.4?t
I. BELANJA PEMERIMAH PUSAT 3. r49.733.390.760
II. TR.ANSFER KE DAERAH 692.994.978.7 tr
c. la9.7o7.w.a4l
D. tlrnPt rr3/ (Dlrrsn, AtooAnar lA—tl 1689, ra7.9O2.6Ot)
% Defisil Aaggaran brhadop PDB (2,68t
E. 6t9. ra?.902.60t
I. PEMBI,AYAAN UTANG 832.20A.898.829
II. PEMBIAYAAN I}WESTASI (203.Os6.843.5661
III. PEMBERIAN PINJAMAN l4o4.l52.6ss)
TV. PEMBI,AYAAN IAINNYA 60.400.ooo.ooo
PRESIDEN REPUBLIK INDONESIA,
ttd
PRABOWO SUBIANTO
sesuai dengan aslinya SEKRETARIAT NEGARA
INDONESIA
lan
strasi
Djaman
SK No264927A